Exhibit 99.6
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                             CP LIMITED PARTNERSHIP
                            CHATEAU COMMUNITIES, INC.
                                       and
                              ROC COMMUNITIES, INC.



                                   $70,000,000



               7.52% Senior Notes, Series A, due November 4, 2003
                                       and
                8.30% Senior Notes, Series B, due October 1, 2021



                                ----------------


                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT


                                ----------------


                             Dated October 12, 2001



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

                                TABLE OF CONTENTS

SECTION                               HEADING                               PAGE

SECTION 1.         AMENDMENT AND RESTATEMENT; DESCRIPTION OF NOTES.............2

   Section 1.1.    Amendment and Restatement...................................2
   Section 1.2.    Description of Notes, Parent Guaranty; Subsidiary
                    Guaranties.................................................2

SECTION 2.         EXCHANGE, SALE AND PURCHASE OF SERIES B NOTES...............3

SECTION 3.         CLOSING.....................................................3

SECTION 4.         CONDITIONS TO CLOSING.......................................4

   Section 4.1.    Financial Rating............................................4
   Section 4.2.    Representations and Warranties..............................4
   Section 4.3.    Performance; No Default.....................................4
   Section 4.4.    Compliance Certificates.....................................4
   Section 4.5.    Opinion of Counsel..........................................5
   Section 4.6.    Purchase Permitted by Applicable Law, Etc...................5
   Section 4.7.    Payment of Placement Costs..................................5
   Section 4.8.    Private Placement Numbers...................................6
   Section 4.9.    Changes in Corporate Structure..............................6
   Section 4.10.   Issuance and Delivery of the Notes; Purchase of the
                    Original Notes.............................................6
   Section 4.11.   Accrued Interest on the Original Notes......................6
   Section 4.12.   Original Subsidiary Guaranties..............................6
   Section 4.13.   Proceedings and Documents...................................6

SECTION  5.        REPRESENTATIONS AND WARRANTIES..............................6

   Section 5.1.    Representations and Warranties of the Parent Guarantors.....6
   Section 5.1.1.  Organization; Power and Authority...........................7
   Section 5.1.2.  Authorization, Etc..........................................7
   Section 5.1.3.  Disclosure..................................................7
   Section 5.1.4.  Organization and Ownership of Shares of Subsidiaries........7
   Section 5.1.5.  Financial Statements........................................8
   Section 5.1.6.  Compliance with Laws, Other Instruments, Etc................8
   Section 5.1.7.  Governmental Authorizations, Etc............................8
   Section 5.1.8.  Litigation; Observance of Agreements, Statutes and
                    Orders.....................................................9
   Section 5.1.9.  Taxes.......................................................9
   Section 5.1.10. Ownership of Properties.....................................9
   Section 5.1.11. Licenses, Permits, Etc......................................9
   Section 5.1.12. Compliance with ERISA.......................................9
   Section 5.1.13. Private Offering by Chateau................................10

   Section 5.1.14. Use of Proceeds; Margin Regulations........................10
   Section 5.1.15. Existing Debt..............................................10
   Section 5.1.16. Status under Certain Statutes..............................11
   Section 5.1.17. REIT Status................................................11
   Section 5.1.18. Environmental Matters......................................11
   Section 5.1.19. Insurance..................................................12
   Section 5.1.20. Foreign Assets Control Regulations, Etc....................12
   Section 5.1.21. Pari Passu Obligations.....................................13
   Section 5.2.    Representations and Warranties of the Company..............13
   Section 5.2.1.  Organization; Power and Authority..........................13
   Section 5.2.2.  Authorization, Etc.........................................13
   Section 5.2.3.  Compliance with Laws, Other Instruments, Etc...............13
   Section 5.2.4.  Governmental Authorizations, Etc...........................14
   Section 5.2.5.  Litigation; Observance of Agreements, Statutes and Orders..14
   Section 5.2.6.  Taxes......................................................14
   Section 5.2.7.  Ownership of Properties....................................14
   Section 5.2.8.  Licenses, Permits, Etc.....................................15
   Section 5.2.9.  Private Offering by the Company............................15

SECTION  6.        REPRESENTATIONS OF THE PURCHASERS..........................15

   Section 6.1.    Purchase for Investment....................................15
   Section 6.2.    Source of Funds............................................15

SECTION 7.         INFORMATION AS TO COMPANY..................................16

   Section 7.1.    Financial and Business Information.........................16
   Section 7.2.    Officer's Certificate......................................19
   Section 7.3.    Inspection.................................................20

SECTION 8.         PREPAYMENT OF THE NOTES....................................21

   Section 8.1.    Optional Prepayments with Make-Whole Amount................21
   Section 8.2.    Prepayment of Notes upon Put Event.........................21
   Section 8.3.    Allocation of Partial Prepayments..........................22
   Section 8.4.    Maturity; Surrender, Etc...................................22
   Section 8.5.    Purchase of Notes..........................................23
   Section 8.6.    Make-Whole Amount..........................................23

SECTION 9.         AFFIRMATIVE COVENANTS......................................25

   Section 9.1.    Compliance with Law........................................25
   Section 9.2.    Insurance..................................................25
   Section 9.3.    Maintenance of Properties; Licenses........................25
   Section 9.4.    Payment of Taxes and Other Claims..........................25
   Section 9.5.    Conduct of Business........................................26
   Section 9.6.    Maintenance of Status; Rating Confirmation.................26
   Section 9.7.    Environmental Matters......................................26

   Section 9.8.    Changes in Status of Subsidiaries..........................27
   Section 9.9.    Guaranty by Subsidiaries...................................28

SECTION 10.        NEGATIVE COVENANTS.........................................29

   Section 10.1.   Liens; Indebtedness........................................29
   Section 10.2.   Transactions with Affiliates...............................29
   Section 10.3.   Merger, Consolidation, etc.................................29
   Section 10.4.   Dividends..................................................31
   Section 10.5.   Financial Covenants........................................31
   Section 10.6.   Acquisitions and Investments...............................33
   Section 10.7.   Sales of Assets............................................34
   Section 10.8.   Assets.....................................................34

SECTION 11.        EVENTS OF DEFAULT..........................................34


SECTION 12.        REMEDIES ON DEFAULT, ETC...................................37

   Section 12.1.   Acceleration...............................................37
   Section 12.2.   Overdue Payments...........................................37
   Section 12.3.   Other Remedies.............................................38
   Section 12.4.   Rescission.................................................38
   Section 12.5.   No Waivers or Election of Remedies, Expenses, etc..........38

SECTION 13.        REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..............39

   Section 13.1.   Registration of Notes......................................39
   Section 13.2.   Transfer and Exchange of Notes.............................39
   Section 13.3.   Replacement of Notes.......................................40

SECTION 14.        PAYMENTS ON NOTES..........................................40

   Section 14.1.   Place of Payment...........................................40
   Section 14.2.   Home Office Payment........................................40

SECTION 15.        EXPENSES, ETC..............................................41

   Section 15.1.   Transaction and Other Expenses.............................41
   Section 15.2.   Survival...................................................41

SECTION 16.        SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
                   AGREEMENT..................................................42

SECTION 17.        AMENDMENT AND WAIVER.......................................42

   Section 17.1.   Requirements...............................................42
   Section 17.2.   Solicitation of Holders of Notes...........................42
   Section 17.3.   Binding Effect, etc........................................43

   Section 17.4.   Notes Held by Company, etc.................................43

SECTION 18.        NOTICES....................................................43

SECTION 19.        REPRODUCTION OF DOCUMENTS..................................44

SECTION 20.        CONFIDENTIAL INFORMATION...................................44

SECTION 21.        PARENT GUARANTY............................................45

   Section 21.1.   Parent Guaranty............................................45
   Section 21.2.   Obligations Absolute and Unconditional.....................46
   Section 21.3.   Subrogation................................................49
   Section 21.4.   Preference.................................................50
   Section 21.5.   Marshalling................................................50

SECTION 22.        MISCELLANEOUS..............................................50

   Section 22.1.   Successors and Assigns.....................................50
   Section 22.2.   Payments Due on Non-Business Days..........................50
   Section 22.3.   Severability...............................................50
   Section 22.4.   Construction...............................................51
   Section 22.5.   Counterparts...............................................51
   Section 22.6.   GOVERNING LAW..............................................51
   Section 22.7.   SUBMISSION OF JURISDICTION.................................51

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Schedule A       --   Information Relating to Purchasers
Schedule B       --   Defined Terms
Schedule 5.1.1   --   Jurisdictions Where the Parent Guarantors Are
                      Qualified as a Foreign Partnership and Are in
                      Good Standing
Schedule 5.1.3   --   SEC Filings, Reports and Schedules
Schedule 5.1.4   --   Subsidiaries of Chateau and Ownership of Subsidiary
                      Stock; Jurisdictions Where Each Subsidiary Is
                      Qualified as a Foreign Corporation or Other Legal
                      Entity and in Good Standing
Schedule 5.1.5   --   Financial Statements
Schedule 5.1.15  --   Existing Debt
Schedule 5.2.1   --   Jurisdictions Where the Company Is Qualified as a
                      Foreign Partnership and Is in Good Standing
Schedule 9.7     --   Environmental Matters (Compliance Procedures)

EXHIBIT 1-A      --   Form of 7.52% Senior Note, Series A, due November 4, 2003
EXHIBIT 1-B      --   Form of 8.30% Senior Note, Series B, due October 1, 2021
EXHIBIT 2        --   Form of Subsidiary Guaranties

                             CP LIMITED PARTNERSHIP
                            CHATEAU COMMUNITIES, INC.
                              ROC COMMUNITIES, INC.
                             6160 South Syracuse Way
                        Greenwood Village, Colorado 80111

               7.52% Senior Notes, Series A, due November 4, 2003
                                       and
                8.30% Senior Notes, Series B, due October 1, 2021



                                                          October 12, 2001


PACIFIC LIFE INSURANCE COMPANY
700 Newport Center Drive
Newport Beach, California 92660

PACIFIC LIFE AND ANNUITY COMPANY
700 Newport Center Drive
Newport Beach, California 92660

Ladies and Gentlemen:

     Reference is hereby made to the Note Purchase Agreement dated November 4, 1996 (the "Original Note Agreement") between ROC COMMUNITIES, INC., a Maryland corporation ("ROC Communities") and PACIFIC LIFE INSURANCE COMPANY ("Pacific Life"), under and pursuant to which $70,000,000 aggregate principal amount of the ROC Communities' 7.52% Senior Notes due November 4, 2003 (the "Original Notes") were originally issued to Pacific Life. Pursuant to an Assumption Agreement dated as of February 11, 1997, CP LIMITED PARTNERSHIP, a Maryland limited partnership (the "Company"), assumed the obligations of ROC Communities under the Original Note Agreement and the Original Notes. Original Notes in the aggregate principal amount of $70,000,000 are outstanding on the date hereof and held by Pacific Life. Certain capitalized terms used in this Agreement are defined in Schedule B, references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

     The Company  desires to (i) amend and restate the Original Note  Agreement,
(ii) purchase  $20,000,000  aggregate  principal  amount of the Original  Notes,
(iii) issue  $50,000,000  aggregate  principal  amount of its Series B Notes and
(iv) redesignate $20,000,000 aggregate principal amount of the Original Notes as Series A Notes, all as more fully provided herein and ROC Communities and CHATEAU COMMUNITIES, INC. ("Chateau"; and collectively with ROC Communities, the "Parent Guarantors") desire to guarantee payment and performance of the obligations of the Company under this Agreement and the Notes.

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     Further to the foregoing, the Company and the Parent Guarantors agree with Pacific Life and PACIFIC LIFE AND ANNUITY COMPANY ("Pacific Annuity", and together with Pacific Life referred to herein as the "Purchasers" or "you") as follows:

SECTION 1. AMENDMENT AND RESTATEMENT; DESCRIPTION OF NOTES .

     Section 1.1. Amendment and Restatement of Note Agreement. The Original Note Agreement is hereby amended and restated to be in the form of this Agreement.

     Section 1.2. Description of Notes, Parent Guaranty; Subsidiary Guaranties.

     (a) Series A Notes. The Company will redesignate $20,000,000 of the outstanding Original Notes as 7.52% Senior Notes, Series A, due November 4, 2003 (the "Series A Notes", such term to include any such notes of such series issued in substitution therefor pursuant to Section 13 of this Agreement). The Series A Notes shall be substantially in the form set forth in Exhibit 1-A, with such changes therefrom, if any, as may be approved by Pacific Life and the Company.

     (b) Series B Notes. The Company will authorize the issue and sale of $50,000,000 aggregate principal amount of its 8.30% Senior Notes, Series B, due October 1, 2021 (the "Series B Notes", such term to include any such notes of such series issued in substitution therefor pursuant to Section 13 of this Agreement; the Series A Notes and the Series B Notes are hereinafter collectively referred to as the "Notes"). The Series B Notes shall be substantially in the form set forth in Exhibit 1-B, with such changes therefrom, if any, as may be approved by each of you and the Company.

     (c) Additional Interest. If on any interest payment date after September 30, 2002 the aggregate principal amount of all outstanding Debt of Chateau and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP exceeds fifty percent (50%) of Consolidated Assets, in each case as of the end of the most recent fiscal quarter for which the time for delivery of the certificate under Section 7.2 hereof has expired, the Notes shall accrue, and the Company shall pay on the next succeeding interest payment date (in addition to all other interest payable with respect to such Notes), additional interest (the "Additional Interest") on the unpaid balance of the Notes in arrears for the semiannual period commencing on such interest payment date and ending on the next succeeding interest payment date in an amount equal to (i) 0.35% per annum, if the aggregate principal amount of all outstanding Debt of Chateau and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP exceeds fifty percent (50%), but is less than fifty-five (55%) percent, of Consolidated Assets, and (ii) 0.70% per annum, if the aggregate principal amount of all outstanding Debt of Chateau and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP is equal to or exceeds fifty-five (55%) percent of Consolidated Assets.

     (d) Parent Guaranty. The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Parent Guarantors pursuant to the guaranty set

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


forth in Section 21 of this Agreement in favor of the holders of the Notes (the "Parent Guaranty").

     (e) Subsidiary Guaranties. Pursuant to the Original Subsidiary Guaranties entered into on the date of the Closing, each Original Subsidiary Guarantor will guarantee the prompt payment, when due, by acceleration or otherwise, of the principal, interest and Make-Whole Amount, if any, payable by the Company with respect to any Note or Notes issued by the Company pursuant to this Agreement, and the prompt performance and payment of all other indebtedness, indemnities, covenants, obligations and liabilities of the Company under this Agreement.

SECTION 2. EXCHANGE, SALE AND PURCHASE OF SERIES B NOTES.

     Subject to the terms and conditions of this Agreement, the Company will (a) execute and deliver to Pacific Life, at the Closing provided for in Section 3, Series A Notes in the principal amount specified opposite Pacific Life's name in Schedule A in exchange for a like principal amount of Original Notes now held by Pacific Life or its nominee, (b) issue and sell to Pacific Life and Pacific Life will purchase from the Company, at the Closing provided for in Section 3, Series B Notes in the principal amount specified opposite Pacific Life's name in Schedule A in exchange for a like principal amount of Original Notes now held by Pacific Life or its nominee and (c) issue and sell to Pacific Annuity and Pacific Annuity will purchase from the Company, at the Closing provided for in
Section 3, Series B Notes in the principal amount specified opposite Pacific Annuity's name in Schedule A at the purchase price of 100% of the principal amount thereof. Any Original Note surrendered to the Company in exchange for Notes shall be cancelled and shall not be reissued.

     Concurrently with the execution and delivery of the Notes, the Company shall purchase $20,000,000 aggregate principal amount of the Original Notes from Pacific Life for an amount equal to such principal amount plus accrued and unpaid interest thereon to the date of the Closing. The Company shall cancel the Original Notes so purchased by it.

SECTION 3. CLOSING.

     Delivery of the Series A Notes to be exchanged for the Original Notes and the sale and purchase of the Series B Notes to be purchased by you shall occur at the offices of Chapman and Cutler, located at 111 West Monroe Street, Chicago, Illinois, at 10:00 a.m., Chicago time, at a closing (the "Closing") on October 12, 2001. At the Closing, the Company will (a) deliver to you the Series A Notes to be delivered to you in the form of a single Series A Note (or such greater number of Series A Notes in denominations of at least $500,000 as you may request) dated the date through which interest has been paid on the corresponding Original Note and registered in your name (or in the name of your nominee), against delivery by you of a like principal amount of Original Notes now held by you or your nominee and (b) deliver to you the Series B Notes to be purchased by you in the form of a single Series B Note (or such greater number of Series B Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you (as specified in Section 2) of either (i) a like principal amount of Original Notes

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


now held by you or your nominee or (ii) immediately available funds in an amount equal to the principal amount thereof by wire transfer to an account specified by the Company. If at the Closing the Company shall fail to tender such Notes to each of you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to each of your satisfaction, each of you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights each of you may have by reason of such failure or such nonfulfillment.

     If for any reason the Original Notes held by Pacific Life are not delivered to the Company on the date of the Closing, the Company shall deposit the Notes to be delivered to Pacific Life in exchange therefor with Pacific Life's special counsel, Chapman and Cutler, for delivery against receipt of the Original Notes held by Pacific Life.

SECTION 4. CONDITIONS TO CLOSING.

     The obligation of each of you to exchange Original Notes for Series A Notes and to purchase and pay for the Series B Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

     Section 4.1. Financial Rating. The Company shall have (i) obtained a rating for the Notes of not less than BBB from S&P and Baa2 from Moody's and (ii) delivered to you financial rating letters from each of S&P and Moody's evidencing such ratings.

     Section 4.2. Representations and Warranties. The representations and warranties of the Company and the Parent Guarantors in this Agreement shall be correct when made and at the time of the Closing.

     Section 4.3. Performance; No Default. Each of the Parent Guarantors and the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Parent Guarantors or the Company, as the case may be, prior to or at the Closing and, after giving effect to the issue and sale of the Series B Notes and, assuming that any Debt incurred, Investments made and Property sold by Chateau or any Restricted Subsidiary after June 30, 2001 and on or prior to the date of the Closing has been incurred on the date of the Closing, no Default or Event of Default shall have occurred and be continuing.

     Section 4.4. Compliance Certificates.

     (a) Company Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.3 and 4.9 have been fulfilled.

     (b) Parent Guarantors' Officer's Certificate. The Parent Guarantors shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.3 and 4.9 have been fulfilled.

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     (c) Company Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

     (d) Parent Guarantors' Secretary's Certificate. Each of the Parent Guarantors shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement.

     (e) Subsidiary Guarantors' Secretary's Certificate. Each Original Subsidiary Guarantor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Original Subsidiary Guaranty to which it is a party.

     Section 4.5. Opinion of Counsel. You shall have received opinions in form and substance reasonably satisfactory to you, dated the date of the Closing, from (a) Clifford Chance Rogers & Wells LLP, special counsel for the Company, the Parent Guarantors and the Original Subsidiary Guarantors and Piper Marbury Rudnick & Wolfe LLP, special Maryland counsel to the Company, covering such matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company and the Parent Guarantors hereby instruct their counsel to deliver such opinions to you), and (b) Chapman and Cutler, your special counsel in connection with such transactions, covering such matters incident to such transactions as you may reasonably request.

     Section 4.6. Purchase Permitted by Applicable Law, Etc. On the date of the Closing, your purchase of the Series B Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without resort to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

     Section 4.7. Payment of Placement Costs. The Company shall have paid on or before the Closing the fees, disbursements and other separately charged items incurred by Chapman and Cutler, your special counsel, in connection with the transaction contemplated hereunder up to a maximum amount of $50,000 plus disbursements, all as set forth in the letter agreement, dated as of July 25, 2001, between the Company and Pacific Life.

     Section 4.8. Private Placement Numbers. A Private Placement number issued by S&P's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Notes.

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     Section  4.9.  Changes in  Corporate  Structure.  Subject to Section  10.3,
neither the Parent Guarantors nor the Company shall have changed its jurisdiction of organization or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.1.5.

     Section 4.10. Issuance and Delivery of the Notes; Purchase of the Original Notes. On the date of the Closing, (a) the Company shall have authorized, issued and delivered to each of you, Notes either (i) in exchange for the Original Notes held by you or (ii) for the purchase price therefor and (b) the Company shall have purchased $20,000,000 of the Original Notes from Pacific Life, in each case as set forth in Section 2.

     Section 4.11. Accrued Interest on the Original Notes. On the date of the Closing, the Company shall have paid to you all accrued and unpaid interest on any Original Notes that are being exchanged by you for Series B Notes.

     Section 4.12. Original Subsidiary Guaranties. You shall have received the Original Subsidiary Guaranties duly executed and delivered by the Original Subsidiary Guarantors.

     Section 4.13. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

     Section 5.1. Representations and Warranties of the Parent Guarantors. Each Parent Guarantor represents and warrants to each of you that:

     Section 5.1.1. Organization; Power and Authority. Each Parent Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and Chateau is qualified as a real estate investment trust under Sections 856 through 860 of the Code, with its principal place of business in Greenwood Village, Colorado and each Parent Guarantor is duly qualified as a foreign corporation and is in good standing in each jurisdiction listed on Schedule 5.1.1, which jurisdictions constitute all jurisdictions in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Parent Guarantors are the sole general partners of the Company. Each of the Parent Guarantors has the requisite power and authority to own or hold under lease the Properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and to perform the provisions hereof.

     Section 5.1.2. Authorization, Etc. This Agreement has been duly authorized by all necessary corporate action on the part of each Parent Guarantor, and this Agreement constitutes a

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


legal, valid and binding obligation of each Parent Guarantor enforceable against such Parent Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 5.1.3. Disclosure. This Agreement and the documents, certificates or other writings delivered in connection herewith and the financial statements, reports, schedules and other Securities and Exchange Commission filings listed in Schedule 5.1.3, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in Chateau's report on Form 10-Q filed with the Securities and Exchange Commission for the period ended June 30, 2001, since December 31, 2000, there has been no change in the financial condition, operations, business or Properties of Chateau or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in Chateau's report on Form 10-Q filed with the Securities and Exchange Commission for the period ended June 30, 2001, there is no fact known to the Parent Guarantors that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the other documents, certificates and other writings delivered to you by or on behalf of the Parent Guarantors specifically for use in connection with the transactions contemplated hereby.

     Section 5.1.4.  Organization and Ownership of Shares of  Subsidiaries.  (a)
Schedule 5.1.4 is (except as noted therein) a complete and correct list of (i) Chateau's Restricted Subsidiaries, showing, as to each Restricted Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its Capital Stock or similar equity interests outstanding owned by Chateau and each other Restricted Subsidiary and
(ii) Chateau's Subsidiaries other than Restricted Subsidiaries.

     (b) All of the outstanding shares of Capital Stock or similar equity interests of each Restricted Subsidiary shown in Schedule 5.1.4 as being owned by Chateau and its Restricted Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by Chateau or another Restricted Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.1.4).

     (c) Each Restricted Subsidiary identified in Schedule 5.1.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction listed on Schedule 5.1.4, which jurisdictions constitute all jurisdictions in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Restricted Subsidiary has the corporate or other power and authority to own or hold under lease the Properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     Section 5.1.5. Financial Statements. Chateau has delivered to the Purchasers copies of the consolidated financial statements of Chateau and its Subsidiaries listed in Schedule 5.1.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of Chateau and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     Section 5.1.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Parent Guarantors of this Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any Property of either Parent Guarantor or any Restricted Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which either Parent Guarantor or any Restricted Subsidiary is bound or by which either Parent Guarantor or any Restricted Subsidiary or any of their respective Properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to either Parent Guarantor or any Restricted Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to either Parent Guarantor or any Restricted Subsidiary.

     Section 5.1.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required by either Parent Guarantor in connection with the execution, delivery or performance by such Parent Guarantor of this Agreement.

     Section 5.1.8. Litigation;  Observance of Agreements,  Statutes and Orders.
(a) There are no actions, suits or proceedings pending or, to the knowledge of either Parent Guarantor, threatened against or affecting either Parent Guarantor or any Restricted Subsidiary or any Property either Parent Guarantor or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     (b) Neither the Parent Guarantors nor any Restricted Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     Section 5.1.9. Taxes. Chateau and its Restricted Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to have been filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by Chateau or any of its Restricted Subsidiaries except such taxes, if any, as are being contested in good faith and as

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


to which adequate reserves have been provided. No tax liens have been filed and remain outstanding. The charges, accruals and reserves on the books of Chateau and its Restricted Subsidiaries in respect of any taxes or other governmental charges are adequate. For all taxable years ending on or before December 31, 1996, the Federal income tax liability of Chateau and its Restricted Subsidiaries has been satisfied and either the period of limitations on assessment of additional Federal income tax has expired or Chateau and its Restricted Subsidiaries have entered into an agreement with the Internal Revenue Service closing conclusively the total tax liability for the taxable year.

     Section 5.1.10. Ownership of Properties. On the date of this Agreement, each of the Parent Guarantors and their respective Restricted Subsidiaries have good and marketable (or the equivalent) title, free of all Liens other than Permitted Liens, to all of the Properties and assets reflected in the financial statements as owned or ground leased by it.

     Section 5.1.11. Licenses, Permits, Etc. The Parent Guarantors and their respective Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Parent Guarantors, there is no Material violation by any Person of any right of the Parent Guarantors or any of their respective Restricted Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Parent Guarantors or any of their respective Restricted Subsidiaries.

     Section 5.1.12. Compliance with ERISA. (a) The Unfunded Liabilities of all Single Employer Plans as of the Closing do not in the aggregate exceed $1,000,000. Neither Chateau nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $250,000 in the aggregate as of the Closing. Each Plan (other than a Multiemployer Plan) complies in all material respects with all applicable requirements of law and regulations (other than those the failure with which to comply would not result in a Material Adverse Effect), no Reportable Event has occurred with respect to any Plan (other than a Multiemployer Plan), neither Chateau nor any other members of the Controlled Group has withdrawn from any Multiemployer Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect.

     (b) Neither Chateau nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by Chateau or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of Chateau or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not have a Material Adverse Effect.

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     (c) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not constitute a transaction that is subject to the prohibitions of Section 406(a) of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by Chateau in the first sentence of this Section 5.1.12(c) is made in reliance upon and subject to the accuracy of the representations of the Purchasers in
Section 6.2 as to the sources of the funds used to pay the purchase price of the Original Notes purchased by the Purchasers.

     Section 5.1.13. Private Offering by Chateau. Neither Chateau, the Company nor anyone acting on its or their behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers. Neither Chateau, the Company nor anyone acting on its or their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

     Section 5.1.14. Use of Proceeds; Margin Regulations. No use of the proceeds from the sale of the Notes hereunder will violate Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), Regulation X of said Board (12 CFR 224) or Regulation T of said Board (12 CFR 220).

     Section 5.1.15. Existing Debt. Schedule 5.1.15 sets forth a complete and correct list of all outstanding Debt of Chateau and its Restricted Subsidiaries as of August 31, 2001, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of Chateau or its Restricted Subsidiaries. Except as otherwise disclosed on Schedule 5.1.15, neither Chateau nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of Chateau or such Restricted Subsidiary and no event or condition exists with respect to any Debt of Chateau or any Restricted Subsidiary the outstanding principal amount of which exceeds $10,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

     No Subsidiary (other than the Original Subsidiary Guarantors and ROC Communities) has guaranteed any Debt of Chateau or any of its Restricted Subsidiaries.

     Section 5.1.16. Status under Certain Statutes. Neither Chateau nor any Restricted Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or is subject to regulation under the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

     Section 5.1.17. REIT Status. Chateau's common stock is listed on the New York Stock Exchange and Chateau is in compliance with all requirements for continued listing of such stock, and Chateau is qualified as a real estate investment trust under Sections 856 through 860 of the Code and currently is in compliance in all material respects with all provisions of the Code applicable to the qualification of Chateau as a real estate investment trust under such Code

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


sections. Each corporate Subsidiary of Chateau is a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code.

     Section 5.1.18. Environmental Matters. Each of the following representations and warranties is true and correct on and as of the Closing and to the extent that there are facts and circumstances which cause such representations and warranties to fail to be so true and correct such failures, in the aggregate, could not reasonably be expected to have a Material Adverse
Effect:

          (a) To the best knowledge of the Parent Guarantors, the Projects and other real estate assets of Chateau and its Subsidiaries do not contain any Materials of Environmental Concern in amounts or concentrations which constitute a violation of, or could reasonably be expected to give rise to liability of Chateau or any Subsidiary under, Environmental Laws.

          (b) To the best knowledge of the Parent Guarantors, (i) the Projects and other real estate assets of Chateau and its Subsidiaries and all operations at the Projects and other real estate assets are in compliance with all applicable Environmental Laws, and (ii) with respect to all Projects and other real estate assets owned by Chateau and/or its Subsidiaries (x) for at least two (2) years, have in the last two years, or
     (y) for less than two (2) years, have for such period of ownership, been in compliance in all material respects with all applicable Environmental Laws.

          (c) Neither Chateau nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Projects or other real estate assets owned by Chateau and/or its Subsidiaries which remains outstanding, nor does either Parent Guarantor have knowledge or reason to believe that any such notice will be received or is being threatened in writing.

          (d) To the best knowledge of the Parent Guarantors, Materials of Environmental Concern have not been transported or disposed of from the Projects or other real estate assets of Chateau and its Subsidiaries in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability of Chateau or any Subsidiary under, Environmental Laws, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Projects or other real estate assets of Chateau and its Subsidiaries in violation of, or in a manner that could reasonably be expected to give rise to liability of Chateau or any Subsidiary under, any applicable Environmental Laws.

          (e) No judicial proceeding or governmental or administrative action is pending, or, to the knowledge of the Parent Guarantors, threatened, under any Environmental Law to which Chateau or any of its Subsidiaries is a party or, to the Parent Guarantors' knowledge, will be named as a party with respect to the Projects or other real estate assets of Chateau and its Subsidiaries, nor are there any consent decrees or other decrees, consent orders, administrative order or other orders, or other administrative or

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     judicial requirements  outstanding under any Environmental Law with respect
     to  the   Projects  or  other  real  estate   assets  of  Chateau  and  its
     Subsidiaries.

          (f) To the best knowledge of the Parent Guarantors, there has been no release or threat of release of Materials of Environmental Concern at or from the Projects or other real estate assets of Chateau and its Subsidiaries, or arising from or related to the operations of Chateau and its Subsidiaries in connection with the Projects in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws.

     Section 5.1.19. Insurance. Chateau and its Restricted Subsidiaries carry insurance on their Properties with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Properties in localities where Chateau and its Restricted Subsidiaries operate. In addition, Chateau and its Restricted Subsidiaries carry "all perils" casualty insurance on all their Properties against damage or loss by fire and all other hazards (including earthquake, lightning, wind and water damage) as covered by the broadest form of extended coverage endorsement available, (ii) business interruption insurance in an amount equal to not less than 18 months of stabilized pro forma rent from the Projects and (iii) officer and director liability coverage.

     Section 5.1.20. Foreign Assets Control Regulations, Etc. Neither the sale or exchange of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     Section 5.1.21. Pari Passu Obligations. The obligations of each Parent Guarantor under this Agreement rank pari passu in right of payment with all other Debt (actual or contingent) of such Parent Guarantor which is not secured or the subject of any statutory trust or preference or which is not expressly subordinated in right of payment to any other Debt.

     Section 5.2. Representations and Warranties of the Company. The Company represents and warrants to each of you that:

     Section 5.2.1. Organization; Power and Authority. The Company is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Maryland, with its principal place of business in Greenwood Village, Colorado and is duly qualified as a foreign partnership and is in good standing in each jurisdiction listed on Schedule 5.2.1, which jurisdictions constitute all jurisdictions in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the requisite power and authority to own or hold under lease the Properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     Section 5.2.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary partnership action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 5.2.3. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not
(i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any Property of the Company or any Restricted Subsidiary of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter (or, in the case of the Company, the Partnership Agreement) or by-laws, or any other
Material agreement or instrument to which the Company or any Restricted Subsidiary of the Company is bound or by which the Company or any Restricted Subsidiary of the Company or any of their respective Properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Restricted Subsidiary of the Company or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Restricted Subsidiary of the Company.

     Section 5.2.4. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

     Section 5.2.5. Litigation;  Observance of Agreements,  Statutes and Orders.
(a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Restricted Subsidiary of the Company or any Property of the Company or any Restricted Subsidiary of the Company in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     (b) Neither the Company nor any Restricted Subsidiary of the Company is in default under any term of any agreement or instrument to which it is a party or by which it is bound or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     Section 5.2.6. Taxes. The Company and its Restricted Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to have been filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


Company or any of its Restricted Subsidiaries except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. No tax liens have been filed and remain outstanding. The charges, accruals and reserves on the books of the Company and its Restricted Subsidiaries in respect of any taxes or other governmental charges are adequate. For all taxable years ending on or before December 31, 1996, the Federal income tax liability of the Company and its Restricted Subsidiaries has been satisfied and either the period of limitations on assessment of additional Federal income tax has expired or the Company and its Restricted Subsidiaries have entered into an agreement with the Internal Revenue Service closing conclusively the total tax liability for the taxable year.

     Section 5.2.7. Ownership of Properties. On the date of this Agreement, the Company and its Restricted Subsidiaries have good and marketable (or the equivalent) title, free of all Liens other than Permitted Liens, to all of the Properties and assets reflected in the financial statements as owned or ground leased by it.

     Section 5.2.8. Licenses, Permits, Etc. The Company and its Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Restricted Subsidiaries with respect to any patent copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Restricted Subsidiaries.

     Section 5.2.9. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

     Section 6.1. Purchase for Investment. Each Purchaser represents that such Purchaser is acquiring the Notes for such Purchaser's own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or their Property shall at all times be within such Purchaser's or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only in accordance with the provisions of Section 13 of this Agreement.

     Section 6.2. Source of Funds. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder or, in the case of Pacific Life, the purchase price of the Original Notes returned to the Company in exchange for the
Notes:

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


          (a) The Source is an "insurance company general account," as such term is defined in section V(e) of Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995) (PTCE 95- 60), and the purchase is exempt under the provisions of PTE 95-60; or

          (b) (I) The Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991), and (II) except with respect to any employee benefit plan which is an investor in such insurance company pooled separate account or bank collective fund, as applicable, and which such Purchaser has disclosed to the Company in writing, the purchase of the Notes is covered by such exemption; or

          (c) The Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (issued March 13, 1984) (the "QPAM Exemption") managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, and the conditions of the QPAM Exemption are otherwise satisfied with respect to the purchase and holding of the Notes; or

          (d) The Source is a governmental plan; or

          (e) The Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

          (f) The Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     The Company shall, with respect to any plan identified pursuant to paragraph (c) above, reasonably cooperate with the efforts of the QPAM identified pursuant to paragraph (c) above to determine whether the QPAM can make the representations set forth thereunder. With respect to any plans disclosed under paragraph (b) or (e) above, (i) the Company shall reasonably cooperate with the efforts of such plans to determine whether an extension of credit from such plans to the Company would be prohibited under Section 406(a) of ERISA and Section 4975(c)(1)(A)-(D) of the Code, and (ii) such plans shall reasonably cooperate with the Company's efforts with respect to any inquiries by the Company in connection with matters contemplated by the last sentence of the first paragraph of Section 13.2.

     As  used  in  this  Section  6.2,  the  terms   "employee   benefit  plan,"
"governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Sections 3 of ERISA.

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


SECTION 7. INFORMATION AS TO COMPANY.

     Section 7.1. Financial and Business Information. Chateau shall deliver to each holder of Notes that is an Institutional Investor

          (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of Chateau, duplicate copies of,

               (i) an unaudited consolidated balance sheet of Chateau and its Subsidiaries as at the end of such quarter, and

               (ii) unaudited consolidated statements of income, changes in stockholders' equity and cash flows of Chateau and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

               (iii) an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

               (iv) unaudited consolidated statements of income, changes in stockholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of Chateau or the Company, as the case may be, as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal year-end adjustments, provided that delivery within the time period specified above of copies of Chateau's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of clauses (i) and (ii) of this Section 7.1(a);

          (b) Annual Statements-- within 90 days after the end of each fiscal year of Chateau, duplicate copies of,

               (i) an audited consolidated balance sheet of Chateau and its Subsidiaries, as at the end of such year, and

               (ii) audited consolidated statements of income, changes in stockholders' equity and cash flows of Chateau and its Subsidiaries, for such year,

               (iii) an audited consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


               (iv)  audited  consolidated  statements  of  income,  changes  in
          stockholders'   equity  and  cash  flows  of  the   Company   and  its
          Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of Chateau's Annual Report on Form 10-K for such fiscal year (together with Chateau's annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of clauses
     (i) and (ii) of this Section 7.1(b);

          (c) Notice of Change in Status of Common Stock -- promptly, and in any event within five days after a Responsible Officer of the Company or Chateau becoming aware that the common stock of Chateau is not listed on the New York Stock Exchange, a written notice thereof;

          (d) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by Chateau or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by Chateau or any Subsidiary with the Securities and Exchange Commission;

          (e) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (f) ERISA Matters -- promptly, and in any event within 10 days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that Chateau or an ERISA Affiliate proposes to take with respect thereto

               (i) with respect to any Plan, any Reportable Event; or

               (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under
          Section 4042 of ERISA for the

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


          termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Chateau or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (iii) any event, transaction or condition that could result in the incurrence of any liability by Chateau or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of Chateau or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect.

          (g) Information Required by Rule 144A -- upon request and upon request by any "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A(d)(4) under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

          (h) Rating Decline -- promptly, and in any event within five days after a Responsible Officer of the Company or Chateau becoming aware that the Notes do not carry a rating of at least BBB by S&P and Baa2 by Moody's, a written notice thereof;

          (i) Acquisition of Properties -- within 60 days after the end of each quarterly fiscal period following the acquisition by Chateau or any of its Restricted Subsidiaries of any Property, a certificate of a Senior Financial Officer of Chateau setting forth, to the extent not reported in the statements delivered to such holder under paragraph (a) or (b) above, as the case may be, with respect to such quarterly fiscal period: (i) the name and location of each such acquisition, (ii) the total number of Projects acquired during such period, (iii) the purchase price of each such acquisition, and (iv) the amount of any Debt related to each such acquisition, prepared in accordance with GAAP applicable to quarterly financial statements generally;

          (j) Unrestricted Subsidiaries. Within the respective periods provided in paragraphs (a) and (b) above, financial statements of the character and for the dates and periods as in said paragraphs (a) and (b) provided covering each Unrestricted Subsidiary (or groups of Unrestricted Subsidiaries on a consolidated basis); and

          (k) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or Properties of the Company, the Parent Guarantors or any of their respective Subsidiaries or relating to the ability of the Company or the Parent Guarantors to perform its

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

     Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) Covenant Compliance -- the information (including detailed calculations and a statement of Funds From Operations for Chateau and its Restricted Subsidiaries) required in order to establish whether Chateau was in compliance with the requirements of Section 10.4 through 10.8 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to such Section, where applicable, (i) the estimated annual EBITDA for each Project acquired or sold during such period, based on leases in existence at the date of such acquisition or sale, (ii) the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and (iii) the calculation of the amount, ratio or percentage then in existence); and

          (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company, the Parent Guarantors and their respective Restricted Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company, any Parent Guarantor or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company and the Parent Guarantors shall have taken or propose to take with respect thereto.

     Section 7.3. Inspection. The Company and the Parent Guarantors shall permit the representatives of each holder of Notes that is an Institutional Investor:

          (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company or such Parent Guarantor, as the case may be, to visit the principal executive office of the Company, such Parent Guarantor or any Project, to discuss the affairs, finances and accounts of the Company, the Parent Guarantors and their respective Restricted Subsidiaries with the Company's and the Parent Guarantors' officers, all at such reasonable times and as often as may be reasonably requested in writing; and

          (b) Default -- if a Default or Event of Default then exists, at the expense of the Company and the Parent Guarantors, to visit and inspect any of the offices or Projects of the Company, any Parent Guarantor or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company and the Parent Guarantors authorize said accountants to discuss the affairs, finances and accounts of the Company, the Parent Guarantors and their respective Restricted Subsidiaries), all at such times and as often as may be requested.

SECTION 8. PREPAYMENT OF THE NOTES.

     Section 8.1. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $5,000,000 in the case of a partial prepayment, at 100% of the principal amount so prepaid together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.1 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Company as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     Section 8.2. Prepayment of Notes upon Put Event. (a) If at any time after the date hereof the Notes do not carry a rating of at least BBB by S&P and Baa2 by Moody's and either (x) the common stock of Chateau (or its successor under Section 10.3) shall not be listed on the New York Stock Exchange or (y) any merger shall have occurred pursuant to Section 10.3 (in either case, a "Put Event"), the Company will give written notice (the "Company Notice") of such fact in the manner provided in Section 18 hereof to the holders of the Notes. The Company Notice shall be delivered promptly upon receipt of such knowledge by the Company and in any event no later than three Business Days following the occurrence of any Put Event. The Company Notice shall (i) describe the facts and circumstances of such Put Event in reasonable detail, (ii) make reference to this Section 8.2 and the right of the holders of the Notes to require prepayment of the Notes on the terms and conditions provided for in this Section 8.2, (iii) offer in writing to prepay the outstanding Notes, together with accrued interest to the date of prepayment, and a premium equal to the then applicable Make-Whole Amount, and (iv) specify a date for such prepayment (the "Put Event Prepayment Date"), which Put Event Prepayment Date shall be not more than 120 days nor less than 90 days following the date of such Company Notice. Each holder of the then outstanding Notes shall have the right to accept such offer and require prepayment of the Notes held by such holder in full by written notice to the Company (a "Noteholder Notice") given not later than 75 days after receipt of the Company Notice. The Company shall on the Put Event Prepayment Date prepay in full all of the Notes held by holders which have so accepted such offer of prepayment. The prepayment price of the Notes payable

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


upon the occurrence of any Put Event shall be an amount equal to 100% of the outstanding principal amount of the Notes so to be prepaid and accrued interest thereon to the date of such prepayment, together with a premium equal to the then applicable Make-Whole Amount, determined as of two Business Days prior to the date of such prepayment pursuant to this Section 8.2(a).

     (b) Without limiting the foregoing, if the Company shall fail to give the Company Notice within three Business Days following the occurrence of any Put Event as required by Section 8.2(a), as a result of the occurrence of a Put Event each holder of the Notes shall have the right by delivery of written notice to the Company to require the Company to prepay, and the Company will prepay, such holder's Notes in full, together with accrued interest thereon to the date of prepayment, and a premium equal to the then applicable Make-Whole Amount. Notice of any required prepayment pursuant to this Section 8.2(b) shall be delivered by any holder of the Notes which was entitled to, but did not receive, such Company Notice to the Company after such holder has actual knowledge of such Put Event. On the date (the "Put Event Delayed Prepayment Date") designated in such holder's notice (which shall be not more than 120 days nor less than 90 days following the date of such holder's notice (minus, in each case, the number of days (not to exceed 60 days) elapsed since the third Business Day following the occurrence of such Put Event (the "Prepayment Date Adjustment")), the Company shall prepay in full all of the Notes held by such holder, together with accrued interest thereon to the date of prepayment and a premium equal to the then applicable Make-Whole Amount. If the holder of any Note gives any notice pursuant to this Section 8.2(b), the Company shall give a Company Notice within three Business Days of receipt of such notice and identify the Put Event Delayed Prepayment Date to all other holders of the Notes and each of such other holders shall then and thereupon have the right to accept the Company's offer to prepay the Notes held by such holder in full and require prepayment of such Notes by delivery of a Noteholder Notice within 75 days (minus the Prepayment Date Adjustment) following receipt of such Company Notice; provided that the date for prepayment of such holder's Notes shall be the Put Event Delayed Prepayment Date. On the Put Event Delayed Prepayment Date, the Company shall prepay in full the Notes of each holder thereof which has accepted such offer of prepayment at a prepayment price equal to 100% of the outstanding principal amount of the Notes so to be prepaid and accrued interest thereon to the date of such prepayment, together with a premium equal to the then applicable Make-Whole Amount, determined as of two Business Days prior to the date of such prepayment pursuant to this Section 8.2(b).

     Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes (except under Section 8.2), the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

     Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fall to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     Section 8.5. Purchase of Notes. (a) The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (i) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes, (ii) upon a purchase of the Notes pursuant to Section 8.5(b), (iii) provided that no Event of Default has occurred and is continuing, upon an open market purchase of any Note from any holder thereof, or (iv) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer.

     (b) On any date following the date hereof that (i) the common stock of Chateau (or its successor under Section 10.3) shall not be listed on the New York Stock Exchange when immediately prior to such date the common stock of Chateau (or its successor under Section 10.3) shall have been listed on the New York Stock Exchange or (ii) any merger shall occur permitted under Section 10.3 (each such event under clause (i) and (ii), a "Par Event"), any holder of the Notes may notify the Company in writing (a "Purchaser Sale Notice") of its intent to sell all or any portion of the Notes held by such holder. If, at any time following the delivery of a Purchaser Sale Notice, but not later than two years following the most recent Par Event, any holder of a Note determines that it is unable to sell such Note or such portion or that the amount that it would receive upon the sale of such Note or such portion would be less than an amount (the "Par Amount") equal to the sum of 100% of the outstanding principal amount of such Note or such portion plus accrued interest thereon to the date of such sale, then such holder may require the Company, in exchange for such Note or such portion, and the Company shall, within 45 days following notice thereof from such holder, pay to such holder, in immediately available funds, an amount equal to the Par Amount.

     (c) The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     Section 8.6. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


          "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.1 or 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" means, with respect to the Called Principal of any Note, the yield to maturity implied by (i) the yields reported, as of
     10.00 a.m.  (New York City time) on the second  Business Day  preceding the
     Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the remaining term of the Notes as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of the Notes as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and
     (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the remaining term of the Notes and (2) the actively traded U.S. Treasury security with the duration closest to and less than the remaining term of the Notes.

          "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon (including any Additional Interest, assuming that if Additional Interest is then accruing on such Called Principal on the Settlement Date, Additional Interest would continue to accrue on such Called Principal until the date such Called Principal was schedule to be paid) that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.1, 8.2 or 12.1.

          "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
     Section 8.1 or 8.2 or has

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9. AFFIRMATIVE COVENANTS.

     The Company and the Parent Guarantors covenant that so long as any of the Notes are outstanding:

     Section 9.1. Compliance with Law. The Company and the Parent Guarantors will, and will cause each of their respective Restricted Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees, awards, ordinances or governmental rules or regulations to which they may be subject, the violation of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     Section 9.2. Insurance. The Company and the Parent Guarantors will, and will cause each of their respective Restricted Subsidiaries to, maintain with financially sound and reputable insurance companies, the financial ratings of which must at all times be reasonably satisfactory to the Purchasers: (i) "all perils" casualty insurance on all their Properties against damage or loss by fire and all other hazards (including earthquake, lightning, wind and water damage) as covered by the broadest form of extended coverage endorsement available, (ii) business interruption insurance in an amount equal to not less than 18 months of stabilized pro forma rent from the Projects, (iii) officer and director liability coverage satisfactory to the Purchasers (as determined prior to the Closing), and the Company and the Parent Guarantors will furnish to the Purchasers upon reasonable request full information as to the insurance carried and (iv) to the extent not covered by the foregoing, insurance with respect to their respective Properties in such amounts, with such deductibles and covering such risks as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     Section  9.3.  Maintenance  of  Properties;  Licenses.  The Company and the
Parent Guarantors will, and will cause each of their respective Restricted Subsidiaries or their tenants or their respective Restricted Subsidiaries' tenants to, do all things necessary to (i) preserve, protect and keep their respective Projects and all Properties in good repair, working order and condition, ordinary wear and tear excepted, and all things reasonably necessary for the continuous operation of the Projects, and (ii) own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

     Section 9.4. Payment of Taxes and Other Claims. The Company and the Parent Guarantors will pay, and will cause each of their respective Restricted Subsidiaries to pay, when due all taxes, assessments, governmental charges and levies, trade accounts and claims for work, labor or materials upon them or their income, profits or Projects, except those which are being contested on a timely basis in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     Section 9.5. Conduct of Business. Subject to Section 10.3, the Company and the Parent Guarantors will do, and will cause each of their respective Restricted Subsidiaries to do, all things necessary to remain duly incorporated or duly qualified, validly existing and in good standing as a real estate investment trust corporation, general partnership or limited partnership, as the case may be, in its jurisdiction of incorporation/formation. The Company and the Parent Guarantors will do, and will cause each of their respective Restricted Subsidiaries to do, all things necessary to maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and to carry on and conduct their businesses in substantially the same manner as they are presently conducted where the failure to do so could reasonably be expected to have a Material Adverse Effect and, specifically, neither the Company, the Parent Guarantors nor their respective Restricted Subsidiaries may undertake any business other than the acquisition, development, ownership, management, operation, leasing, improvement, renovation and expansion of manufactured home communities and ancillary businesses specifically related to such types of properties.

     Section 9.6. Maintenance of Status; Rating Confirmation. Chateau, or its successor that shall have become so in accordance with Section 10.3, will at all times preserve and maintain its qualification as a real estate investment trust under subchapter M of the Code (and any successor provisions thereto) and the applicability to Chateau and its stockholders of the method of taxation provided for in Section 857(b) of the Code (and any successor provision thereto). In the event that the common stock of Chateau (or its successor under Section 10.3) is not listed on the New York Stock Exchange, Chateau (or such successor) shall deliver to each holder of the Notes either (a) written confirmation by S&P and Moody's that immediately after giving effect to such event the Notes shall carry a rating no less than BBB by S&P and Baa2 by Moody's or (b) the Company Notice required under Section 8.2.

     Section 9.7. Environmental Matters. The Company, the Parent Guarantors and their respective Subsidiaries shall:

          (a) Comply with, and use all reasonable efforts to ensure compliance by all tenants and subtenants of the Projects or other Property of the Company, the Parent Guarantors and their respective Subsidiaries, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use all reasonable efforts to ensure that all such tenants and subtenants obtain (to the extent necessary) and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect; provided that in no event shall the Company, the Parent Guarantors or their or Subsidiaries be required to modify the terms of leases, or renewals thereof, with existing tenants (i) at Projects owned by the Company, the Parent Guarantors or their respective Subsidiaries as of the date hereof, or (ii) at Projects hereafter acquired by the Company, the Parent Guarantors or their respective Subsidiaries as of the date of such acquisition, to add provisions to such effect.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions with respect to the Projects and other Property of the Company, the Parent Guarantors and their respective Subsidiaries

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that (i) the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect, or (ii) the Company or the Parent Guarantors have determined in good faith that contesting the same is not in the best interests of the Company, the Parent Guarantors and their respective
     Subsidiaries and the failure to contest the same could not be reasonably expected to have a Material Adverse Effect.

          (c) Defend, indemnify and hold harmless the Purchasers and holder of a Note, and their respective officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Company, the Parent Guarantors, their respective Subsidiaries or the Projects, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. This indemnity shall continue in full force and effect regardless of the termination of this Agreement.

          (d) Prior to the acquisition of a new Project after the Closing, perform or cause to be performed an environmental investigation which investigation shall at a minimum comply with the specifications and procedures attached hereto as Schedule 9.7. In connection with any such investigation, the Company shall cause to be prepared a report of such investigation, to be made available to the Purchasers upon reasonable request, for informational purposes and to assure compliance with the specifications and procedures.

     Section 9.8. Changes in Status of Subsidiaries. (a) So long as no Default or Event of Default shall have occurred and be continuing, the Board of Directors of Chateau may at any time and from time to time, upon not less than 30 days' prior written notice given to each holder of Notes, designate a previously Unrestricted Subsidiary (including a new Subsidiary designated on the date of its formation) as a Restricted Subsidiary, provided that immediately after such designation and after giving effect thereto (i) no Default or Event of Default shall have occurred and be continuing and (ii) Chateau and its Restricted Subsidiaries would be in compliance with the provisions of Sections 10.1, 10.4, 10.5 and 10.6 hereof, assuming, for purposes of determining such compliance, that (A) the date of such designation was the last day of most recently completed fiscal quarter of Chateau, (B) all Debt, Liens and Investments of such Subsidiary were incurred on the date of such designation and
(C) the Assets, EBITDA, EBITDA from Unencumbered Assets, Funds from Operations and Income Available for Debt Service of such Subsidiary were included for all periods relevant to determining such compliance, and provided, further, that the status of such Subsidiary had not previously been changed more than once.

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     (b) So long as no Default or Event of Default shall have occurred and be continuing, the Board of Directors of Chateau may at any time and from time to time, upon not less than 30 days' prior written notice given to each holder of Notes, designate a previously Restricted Subsidiary (other than ROC Communities, the Company and any Subsidiary Guarantor) as an Unrestricted Subsidiary, provided that such designation is treated as a sale of assets subject to the provisions of Section 10.7 and immediately after such designation and after giving effect thereto (i) no Default or Event of Default shall have occurred and be continuing, and (ii) Chateau and its Restricted Subsidiaries would be in compliance with the provisions of Sections 10.1, 10.4, 10.5 and 10.6 hereof, assuming, for purposes of determining such compliance, that (A) the date of such designation was the last day of most recently completed fiscal quarter of Chateau, (B) all Debt and Liens of Chateau and its Restricted Subsidiaries held by, and Investments of Chateau and its Restricted Subsidiaries in, such previously Restricted Subsidiary were incurred on the date of such designation and (C) the Assets, EBITDA, EBITDA from Unencumbered Assets, Funds from
Operations and Income Available for Debt Service of such Subsidiary were excluded for all periods relevant to determining such compliance, and provided, further, that the status of such Subsidiary had not previously been changed more than once.

     (c) Any notice of designation pursuant to this Section 9.8 shall be accompanied by a certificate signed by a Responsible Officer of Chateau stating that the provisions of this Section 9.8 have been complied with in connection with such designation and setting forth the name of each other Subsidiary (if any) which has or will become a Restricted Subsidiary or an Unrestricted Subsidiary as a result of such designation.

     Section 9.9. Guaranty by Subsidiaries. Chateau will cause each of its Subsidiaries which delivers a Guaranty after the date of the Closing to any Person to concurrently enter into a Subsidiary Guaranty, and within three Business Days thereafter shall deliver to each of the holders of the Notes the following items:

          (a) an executed counterpart of such Subsidiary Guaranty or joinder agreement in respect of an existing Subsidiary Guaranty, as appropriate;

          (b) a certificate signed by the President, a Vice President or another authorized Responsible Officer of such Subsidiary making representations and warranties to the effect of those contained in Section 7 of the Original Subsidiary Guaranties, but with respect to such Subsidiary and such Subsidiary Guaranty, as applicable;

          (c) such documents and evidence with respect to such Subsidiary as any holder of the Notes may reasonably request in order to establish the existence and good standing of such Subsidiary and the authorization of the transactions contemplated by such Subsidiary Guaranty; and

          (d) an opinion of counsel satisfactory to the holders of at least 66-2/3% in principal amount of the Notes then outstanding to the effect that such Subsidiary Guaranty has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of such Subsidiary enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy,

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

SECTION 10. NEGATIVE COVENANTS.

     The Company and the Parent Guarantors covenant that so long as any of the Notes are outstanding:

     Section 10.1. Liens; Indebtedness. (a) Chateau will not, nor will its permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, or suffer to exist any Lien upon or with respect to any of the Properties of Chateau or any of its Restricted Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Liens.

     (b) Chateau will not permit any of its Restricted Subsidiaries (other than the Company and any Subsidiary Guarantor) to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to any Debt other than Secured Debt.

     Section 10.2. Transactions with Affiliates. Chateau will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of Properties of any kind or the rendering of any service) with any Affiliate (other than Chateau or another Restricted Subsidiary), except pursuant to the reasonable requirements of Chateau's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to Chateau or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

     Section 10.3. Merger, Consolidation, etc. Chateau will not, and will not permit any of its Restricted Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that a Restricted Subsidiary of Chateau may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, Chateau or another Wholly Owned Restricted Subsidiary of Chateau and (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.7), provided that the foregoing restriction does not apply to the consolidation or merger of any Parent Guarantor or the Company with, or the conveyance, transfer or lease of substantially all of the assets of any Parent Guarantor or the Company in a single transaction or series of transactions to, any Person so long as:

          (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of any Parent Guarantor or the Company as an entirety, as the case may be (the "Successor Corporation"), shall be a solvent corporation or partnership organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


          (b) in the case of any merger involving a Parent Guarantor, if such Parent Guarantor is not the Successor Corporation, (i) such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each of its covenants and conditions in this Agreement (pursuant to such agreements and instruments as shall be reasonably satisfactory to the holders of at least 66-2/3% in principal amount of the Notes then outstanding), and (ii) such Successor Corporation shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the holders of at least
     66-2/3% in principal amount of the Notes then outstanding, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

          (c) in the case of any merger involving the Company, if the Company is not the Successor Corporation, (i) such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each of its covenants and conditions in this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the holders of at least 66-2/3% in principal amount of the Notes then outstanding), (ii) such Successor Corporation shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the holders of at least
     66-2/3% in principal amount of the Notes then outstanding, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, (iii) the Parent Guarantors shall have executed such documents as the holders of at least 66-2/3% in principal amount of the Notes then outstanding shall reasonably require to evidence the Parent Guarantors' continued obligations under this Agreement and shall have specifically reaffirmed that their obligations under this Agreement shall continue in full force and effect after such transaction and (iv) the Subsidiary Guarantors shall have executed such documents as the holders of at least 66-2/3% in principal amount of the Notes then outstanding shall reasonably require to evidence the Subsidiary Guarantors' continued obligations under the Subsidiary Guaranties and shall have specifically reaffirmed that their obligations under the Subsidiary Guaranties shall continue in full force and effect after such transaction;

          (d) Chateau shall have delivered to each Purchaser written confirmation by S&P and Moody's that immediately after giving effect to such transaction the Notes shall carry a rating no less than BBB by S&P and Baa2 by Moody's; and

          (e) immediately after giving effect to such transaction no Default or Event of Default would exist under this Agreement or the Notes (for purposes of determining whether the Chateau and its Restricted Subsidiaries are in compliance with clauses (a) and (b) of Section 10.5, the Company shall be deemed to have incurred all of its then outstanding Debt at the time of the such transaction).

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     Section 10.4. Dividends. Provided there is no then-existing Default or Event of Default hereunder, Chateau and its Restricted Subsidiaries shall be permitted to declare and pay dividends on their Capital Stock from time to time in amounts determined by Chateau, provided however that in no event shall the Company or any Parent Guarantor declare or pay dividends on its Capital Stock if dividends paid on account of any fiscal year, in the aggregate, would exceed 90% of Funds From Operations of Chateau and its Restricted Subsidiaries for such fiscal year. Notwithstanding the foregoing, provided that (after giving effect to any such distribution) there exists no Material Default or Material Event of Default hereunder, the Company and the Parent Guarantors shall be permitted at all times to distribute whatever amount of dividends is necessary to maintain Chateau's tax status as a real estate investment trust.

     Section 10.5. Financial Covenants.

     (a) Debt to Assets. (i) During the period from the date of Closing through and including September 30, 2002, the Company and the Parent Guarantors shall not permit the aggregate principal amount of all outstanding Debt of Chateau and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP to exceed fifty-five percent (55%) of Consolidated Assets; and

          (ii) At all times after September 30, 2002, (1) if the Notes then carry a rating not less than BBB by S&P and Baa2 by Moody's, the Company and the Parent Guarantors shall not, nor shall they permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt unless, immediately after giving effect to the incurrence of such Debt, (i) no Event of Default shall exist and (ii) the aggregate principal amount of all outstanding Debt of Chateau and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP does not exceed sixty percent (60%) of Consolidated Assets, and

          (2) if the Notes do not then carry a rating not less than BBB by S&P and Baa2 by Moody's, the Company and the Parent Guarantors shall not permit, at any time, the aggregate principal amount of all outstanding Debt of Chateau and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP to exceed fifty percent (50%) of Consolidated Assets (it being understood that a Default would occur under this clause (2) if, at any time (after September 30, 2002) that the aggregate principal amount of such outstanding Debt exceeds fifty percent (50%) of such Consolidated Assets, at such time the Notes do not then carry a rating of BBB or higher by S&P and Baa2 or higher by Moody's).

     (b) Secured Debt to Assets. (i) Chateau shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Secured Debt unless, immediately after giving effect to the incurrence of such Secured Debt, (A) no Event of Default shall exist and (B) the aggregate principal amount of all outstanding Secured Debt of Chateau and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP does not exceed thirty percent (30%) of Consolidated Assets. (ii) Chateau shall not, nor shall it permit any Restricted


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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


Subsidiary to, create any Lien on any Property of Chateau or any Restricted Subsidiary if such Lien, when aggregated with each other Lien on such Property, secures an amount in excess of eighty percent (80%) of the value of such Property determined pursuant to the definition of "Assets."

     (c) Chateau shall not at any time, permit:

          (i) Unencumbered Assets to Unsecured Debt. Unencumbered Assets of Chateau and its Restricted Subsidiaries to be less than or equal to 1.5 times the aggregate principal amount of all outstanding Unsecured Debt of Chateau and its Restricted Subsidiaries;

          (ii) Debt Service Coverage. Income Available for Debt Service of Chateau and its Restricted Subsidiaries on a consolidated basis for the four fiscal quarters ending on any date of determination determined in accordance with GAAP to be less than or equal to 1.5 times Debt Service of Chateau and its Restricted Subsidiaries on a consolidated basis for the immediately succeeding four fiscal quarters taken as a single accounting period determined in accordance with GAAP; provided that compliance with this Section 10.5(c)(ii) shall be determined as of the last day of each fiscal quarter of Chateau; or

          (iii) Unencumbered EBITDA. EBITDA from Unencumbered Assets of Chateau and its Restricted Subsidiaries on a consolidated basis for the four fiscal quarters ending on any date of determination determined in accordance with GAAP to be less than or equal to fifty-five percent (55%) of Income Available for Debt Service of Chateau and its Restricted Subsidiaries on a consolidated basis for the four fiscal quarters ending on any date of determination determined in accordance with GAAP; provided that compliance with this Section 10.5(c)(iii) shall be determined as of the last day of each fiscal quarter of Chateau.

     (d) Adjusted Tangible Net Worth. Chateau shall not, as of the end of each fiscal year, permit Adjusted Tangible Net Worth of Chateau to be less than $560,000,000.

     (e) For purposes of clauses (a) and (b) of this Section 10.5 and clause (b) of Section 10.1, any Person becoming a Restricted Subsidiary after the date hereof shall be deemed, at the time it becomes a Restricted Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

     Section 10.6. Acquisitions and Investments. Chateau will not, nor will it permit any Restricted Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Restricted Subsidiaries), or commitments therefor, or become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

          (a) Cash Equivalents;


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          (b)   Investments  in  Projects,   and  Investments  in  Wholly  Owned
     Restricted Subsidiaries engaged substantially in the business of owning, operating, leasing and managing Projects;

          (c) Subject to the penultimate sentence of this paragraph, Investments in land (other than land which is part of a completed Project) which do not exceed, in the aggregate, ten percent (10%) of Consolidated Assets;

          (d) Subject to the penultimate sentence of this paragraph, Investments in commercial real estate (other than Projects or land which is included under clause (c) above) which do not exceed, in the aggregate, ten percent (10%) of Consolidated Assets;

          (e) Subject to the penultimate sentence of this paragraph, Investments in nonconsolidated joint ventures, non-consolidated partnerships and Restricted Subsidiaries which are not Wholly Owned Restricted Subsidiaries which do not exceed, in the aggregate, ten percent (10%) of Consolidated Assets;

          (f) Subject to the penultimate sentence of this paragraph, Investments in stocks and securities (other than Cash Equivalents) which do not exceed, in the aggregate, ten percent (10%) of Consolidated Assets; and

          (g) Subject to the penultimate sentence of this paragraph, Investments in mortgage loans or other types of indebtedness secured by real property which do not exceed, in the aggregate, ten percent (10%) of Consolidated Assets;

provided that, after giving effect to such Acquisitions and Investments, no Default or Event of Default shall exist. Notwithstanding the foregoing, the Investments of Chateau and its Restricted Subsidiaries described in clauses (c),
(d), (e), (f) and (g) above shall not, in the aggregate, exceed fifteen percent (15%) of Consolidated Assets. As of the date of any determination, each Investment shall be valued at the greater of (i) the amount at which such Investment is shown on the books of such Person determined in accordance with GAAP without regard to depreciation or amortization, and (ii) the ratio of (A) EBITDA for the immediately preceding four fiscal quarters from such Investment owned by Chateau or such Restricted Subsidiary, as the case may be, at the end of the previous fiscal quarter, to (B) ten percent (10%).

     Each Person which becomes a Restricted Subsidiary of Chateau after the date of the Closing will be deemed to have made, on the date such Person becomes a Restricted Subsidiary of Chateau, all Investments of such Person in existence on such date. Investments in any Person that ceases to be a Restricted Subsidiary of Chateau after the date of the Closing (but in which the Company or another Restricted Subsidiary continues to maintain an Investment) will be deemed to have been made on the date on which such Person ceases to be a Restricted Subsidiary of Chateau.

     Section 10.7. Sales of Assets. Except as permitted under Section 10.3, in any fiscal year, Chateau will not, nor shall it permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of any Property, unless (i) immediately after giving effect thereto, no Default or Event of


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                                                         Note Purchase Agreement


Default would exist, (ii) in the good faith opinion of Chateau such sale, lease, transfer or disposition is in exchange for consideration having a fair market value at least equal to that of the Property exchanged and is in the best interest of Chateau or such Restricted Subsidiary, and (iii) (a) the fair market value of such Property when added to the fair market value of all other Property of Chateau and its Restricted Subsidiaries sold during such fiscal year of Chateau would not constitute more than 15% of Consolidated Assets as of the end of the preceding fiscal year, and (b) such Property and all other Property of Chateau and its Restricted Subsidiaries sold during such fiscal year of Chateau did not contribute more than 15% of Chateau's Income Available for Debt Service for the preceding fiscal year, unless, in the case of clause (a) or (b), such proceeds are held in escrow pursuant to an escrow agreement in form and substance satisfactory to the Purchasers and, within 180 days of receipt of the proceeds of such disposition, Chateau or such Restricted Subsidiary either (1) reinvests such proceeds in Properties of a similar character to those sold or
(2) uses the proceeds to repurchase Notes in accordance with Section 8.

     Section 10.8. Assets. Chateau will not, at any time, permit the Assets of all Unrestricted Subsidiaries, taken as a whole, to exceed 15% of Consolidated Assets.

SECTION 11. EVENTS OF DEFAULT.

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note or any amount due pursuant to Section 12.2 for more than five Business Days after the same becomes due and payable, or

          (c) the Company or any Parent Guarantor defaults in the performance of or compliance with any term contained in Sections 10.1 through 10.7, inclusive; or

          (d) the Company or any Parent Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "Notice of Default" and to refer specifically to this paragraph (d) of Section 11); or

          (e) any representation or warranty made in writing by or on behalf of the Company, any Parent Guarantor or any Subsidiary Guarantor or by any officer of the Company, any Parent Guarantor or any Subsidiary Guarantor in this Agreement, any Subsidiary Guaranty or in any writing furnished in connection with the transactions


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                                                         Note Purchase Agreement


     contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) the Company, any Parent Guarantor or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $10,000,000 for more than five Business Days after the same becomes due and payable, (ii) the Company, any Parent Guarantor or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company, any Parent Guarantor or any Restricted Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000, or (y) one or more Persons have the right to require the Company, any Parent Guarantor or any Restricted Subsidiary so to purchase or repay such Debt, provided that the preceding clauses (x) and (y) shall not include any repayment of Debt secured by a mortgage on any Property of the Company or any Parent Guarantor resulting from the sale or other transfer of such property or any redemption of convertible Debt which results from or is related to a plan initiated by the Company, or any Parent Guarantor to facilitate, in the good faith judgment of its Board of Directors, the conversion of such convertible Debt into equity securities of the Company or any Parent Guarantor; or

          (g) the Company, any Parent Guarantor, any Subsidiary Guarantor or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its Property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate or partnership action for the purpose of any of the foregoing; or

          (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, any Parent Guarantor, any Subsidiary Guarantor or any of their respective Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its Property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage


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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, any Parent Guarantor, any Subsidiary Guarantor or any of their respective Significant Subsidiaries, or any such petition shall be filed against the Company, any Parent Guarantor, any Subsidiary Guarantor or any of their respective Significant Subsidiaries and such petition shall not be dismissed within 90 days; or

          (i) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of the Company, any Parent Guarantor, any Subsidiary Guarantor and any of their respective Significant Subsidiaries and which judgments are not fully covered by insurance or, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;

          (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA
     Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan will become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $2,500,000, (iv) Chateau or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) Chateau or any ERISA Affiliate incurs any withdrawal liability with respect to any Multiemployer Plan, or
     (vi) Chateau or any Restricted Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of Chateau or any Restricted Subsidiary thereunder, and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

          (k) the Internal Revenue Service shall make a final determination that Chateau has failed to maintain its qualification as a real estate investment trust under the Code; or

          (l) any Subsidiary Guarantor shall breach its obligations under any Subsidiary Guaranty or any Subsidiary Guaranty shall have been declared to be unenforceable or any Subsidiary Guarantor shall contest or deny in writing the validity or enforceability of its obligations under any Subsidiary Guaranty or shall take any other affirmative action to cause any Subsidiary Guaranty to cease to be valid or enforceable.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.


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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


SECTION 12. REMEDIES ON DEFAULT, ETC.

     Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company or any Parent Guarantor described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of said paragraph (g) or described in clause (vi) of said paragraph (g) by virtue of the fact that such clause encompasses clause (i) of said paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

     (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Notes becoming due and payable under paragraphs (a), (b) or (c) of this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company and the Parent Guarantors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     Section 12.2. Overdue Payments.  If a Default described in paragraph (a) or
(b) of Section 11 has occurred (other than a Default related to this Section 12.2), the Company agrees that it shall pay to the holders of the Notes, to the full extent permitted by applicable law, for each of the first five days that any such Default is continuing (from and including the day on which such Default occurred, to but excluding the day on which such Default is cured) (i) $10,000 per day, in the case of the first such Default to occur, and (ii) $15,000 per day, in the case of any other such Default. Such payment shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

     Section 12.3. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or


                                      -36-
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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     Section 12.4. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes of each series, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes of each series, at the respective Default Rates and any amount payable pursuant to Section 12.2, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.4 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     Section 12.5. No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

     Section 13.2. Transfer and Exchange of Notes. Subject to the next following paragraph, upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such


                                      -37-
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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of
Exhibit 1-A or Exhibit 1-B, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000; provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Notwithstanding any other provision hereof, if such transferee, in connection with such giving of the representation set forth in Section 6.2, makes disclosure under Section 6.2(b) or (e), then no transfer of Notes shall be effective without the consent of the Company, which consent, as to these matters, shall not be withheld if the Company reasonably determines that it is able to conclude that the transfer of the Notes to the transferee would not constitute a transaction that is subject to the prohibitions of Section 406(a) of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code.

     The Notes have not been registered under the Securities Act or any state securities law. A holder of any Note agrees to offer, sell or otherwise convey such Note or any interest therein only (i) pursuant to a registration statement which has been declared effective under the Securities Act or (ii) (A) to a Person it reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A or pursuant to another available exemption from the registration requirements of the Securities Act and any applicable state securities laws and
(B) if the Company receives a certificate from the transferee establishing the availability of an exemption under the Securities Act in a form satisfactory to the Company, with respect to any transfer made pursuant to Rule 144A or such other exemption. The Notes shall bear a legend to the effect set forth in the preceding sentence. The Company is not obligated to register the Notes under the Securities Act or to take any other action not otherwise required under this Agreement to permit the transfer of Notes without registration.

     Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

     (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $20,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or


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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

     Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Colorado at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either a principal office of the Company in the United States or a principal office of a bank or trust company in the United States.

     Section 14.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and amounts payable pursuant to Section 12.2 by the method and at the address specified for such purpose below your name in Schedule A no later than 3:00 p.m., New York time, on the date due, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section
13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

SECTION 15. EXPENSES, ETC.

     Section 15.1. Transaction and Other Expenses. (a) The Company will pay certain expenses as set forth in Section 4.7 and all reasonable costs and expenses (including reasonable attorneys' fees) incurred by you and each other holder of a Note in connection with any amendments, waivers or consents under or in respect of this Agreement, the Subsidiary Guaranties or the Notes, including, without limitation: (i) the reasonable costs and expenses (including reasonable attorneys' fees) incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Subsidiary Guaranties or the Notes or in responding to any subpoena or other legal process or informal investigative


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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


demand issued in connection with this Agreement, the Subsidiary Guaranties or the Notes, or by reason of being a holder of any Note (except (1) to the extent that the Company has brought any litigation, contest, dispute, suit, proceeding or action against you or (2) to the extent that any final, non-appealable judgment in any litigation, contest, dispute, suit, proceeding or action brought by you against the Company is determined adversely to you by a court of competent jurisdiction), and (ii) the reasonable costs and expenses (including reasonable attorneys' fees), including reasonable financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company, any Parent Guarantor or any Subsidiary Guarantor or in connection with any workout or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will hold you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

     (b) You will pay all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Company in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes to the extent that any final, non-appealable judgment in any litigation contest, dispute, suit, proceeding or action brought by the Company against you is determined adversely to you by a court of competent jurisdiction.

     Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Subsidiary Guaranties or the Notes, and the termination of this Agreement and the Subsidiaries Guaranties.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Original Subsidiary Guaranties and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or any Parent Guarantor pursuant to this Agreement shall be deemed representations and warranties of the Company or such Parent Guarantor under this Agreement. Subject to the preceding sentence, this Agreement, the Original Subsidiary Guaranties and the Notes embody the entire agreement and understanding between you, the Company, the Parent Guarantors and the Original Subsidiary Guarantors and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

     Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company, the Parent Guarantors


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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


and the holders of at least 66-2/3% in principal amount of the Notes then outstanding, except that (a) no amendment or waiver of any of the provisions of
Section 1, 2, 3, 4, 5 or 6 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of
Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Section 8, 11(a), 11(b), 12, 17 or 20.

     Section 17.2. Solicitation of Holders of Notes.

     (a) Solicitation -- The Company and the Parent Guarantors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or the Subsidiary Guaranties. The Company and the Parent Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

     (b) Payment -- Neither the Company nor any Parent Guarantor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Notes or of the Subsidiary Guaranties unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding whether or not such holder consented to such waiver or amendment.

     Section 17.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company and the Parent Guarantors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company, any Parent Guarantor and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended, restated, supplemented or otherwise modified.

     Section 17.4. Notes Held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then


                                      -41-
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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Subsidiary Guaranties or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company, any Parent Guarantor or any of their respective Affiliates shall be deemed not to be outstanding.

SECTION 18. NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by a telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

          (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

          (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

          (iii) if to the Company or a Parent Guarantor, to the address set forth at the beginning hereof to the attention of Tamara D. Fischer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19. REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company and the Parent Guarantors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company, any Parent Guarantor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.


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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


SECTION 20. CONFIDENTIAL INFORMATION.

     For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company, any Parent Guarantor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company, any Parent Guarantor or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Notes (whose business is not the same or similar to that of the Company or any Parent Guarantor), (iv) any Institutional Investor (whose business is not the same or similar to that of the Company or any Parent Guarantor) to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
Section 20), (v) any federal or state regulatory authority having jurisdiction over you, (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes, this Agreement and the Subsidiary Guaranties. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by this Section 20 as though it were a party to this Agreement and shall maintain the confidentiality of such Confidential Information in accordance with this Section 20. On reasonable request by the Company or any Parent Guarantor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company or such Parent Guarantor embodying the provisions of this Section 20.

SECTION 21. PARENT GUARANTY.

     Section 21.1. Parent Guaranty. The Parent Guarantors hereby, jointly and severally, absolutely and unconditionally guarantee to the holders from time to time of the Notes: (a) the full and prompt payment of the principal of all of the Notes and of the interest thereon at the rate therein stipulated and the Make-Whole Amount (if any), when and as the same shall become due


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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration, or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, Make-Whole Amount (if any) or interest at the rate set forth in the Notes), (b) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or observed by the Company under the terms of the Notes and this Agreement, and (c) the full and prompt payment, upon demand by any holder of the Notes, of all costs and expenses, legal or otherwise (including reasonable attorneys' fees) and such expenses, if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Notes or this Agreement, including, without limitation, in any consultation or action in connection therewith, and in each and every case irrespective of the validity, regularity, or enforcement of any of the Notes or this Agreement or any of the terms thereof or of any other like circumstance or circumstances. The guaranty of the Notes herein provided for is a guaranty of the immediate and timely payment of the principal and interest on the Notes and the Make-Whole Amount (if any) as and when the same are due and payable and shall not be deemed to be a guaranty only of the collectibility of such payments and that in consequence thereof each holder of the Notes may sue either Parent Guarantor directly upon such principal, interest and Make-Whole Amount (if any) becoming so due and payable.

     Section 21.2. Obligations Absolute and Unconditional. The obligations of the Parent Guarantors under this Agreement shall be absolute and unconditional and shall remain in full force and effect until the entire principal, interest and Make-Whole Amount (if any) on the Notes and all other sums due pursuant to
Section 21.1 shall have been paid and such obligations shall not be affected, modified or impaired upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Parent Guarantors:

          (a) the power or authority or the lack of power or authority of the Company to issue the Notes or to execute and deliver this Agreement, and irrespective of the validity of the Notes or this Agreement or of any defense whatsoever that the Company may or might have to the payment of the Notes (principal, interest and Make-Whole Amount, if any) or to the performance or observance of any of the provisions or conditions of this Agreement, or the existence or continuance of the Company as a legal entity;

          (b) any failure to present the Notes for payment or to demand payment thereof, or to give the Company or any Parent Guarantor notice of dishonor for non-payment of the Notes, when and as the same may become due and payable, or notice of any failure on the part of the Company to do any act or thing or to perform or to keep any covenant or agreement by it to be done, kept or performed under the terms of the Notes or this Agreement;

          (c) the acceptance of any security or any guaranty, the advance of additional money to the Company, any extension of the obligation of the Notes, either indefinitely or for any period of time, or any other modification in the obligation of the Notes, of this Agreement or of the Company thereon, or in connection therewith, or any sale, release, substitution or exchange of any security;

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


          (d) any act or failure to act with regard to the Notes or this Agreement or anything which might vary the risk of any Parent Guarantor;

          (e) any action taken under this Agreement in the exercise of any right or power thereby conferred or any failure or omission on the part of any holder of any Note to first enforce any right or security given under this Agreement or any failure or omission on the part of any holder of any of the Notes to first enforce any right against the Company;

          (f) the waiver, compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Company contained in this Agreement or of the payment, performance or observance thereof;

          (g) the failure to give notice to the Company or any Parent Guarantor of the occurrence of any Default or Event of Default under the terms and provisions of this Agreement;

          (h) the extension of the time for payment of any principal of, or interest (or Make-Whole Amount, if any), on any Note owing or payable on such Note or of the time of or for performance of any obligations, covenants or agreements under or arising out of this Agreement, or the extension or the renewal of any thereof;

          (i) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in this Agreement or the Notes;

          (j) any failure, omission, delay or lack on the part of the holders of the Notes to enforce, assert or exercise any right, power or remedy conferred on the holders of the Notes in this Agreement or the Notes or any other act or acts on the part of the holders from time to time of the Notes;

          (k) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement under bankruptcy or similar laws, composition with creditors or readjustment of, or other similar procedures affecting the Company or any Parent Guarantor or any of the assets of any of them, or any allegation or contest of the validity of this Agreement or the disaffirmance of this Agreement in any such proceeding (it being understood that the obligations of the Parent Guarantors under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment made with respect to the Notes is rescinded or must otherwise be restored or returned by any holder of the Notes upon the insolvency, bankruptcy or reorganization of the Company or any Parent Guarantor, all as though such payment had not been made);

          (l) any event or action that would, in the absence of this clause, result in the release or discharge by operation of law of any Parent Guarantor from the performance or

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CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     observance of any obligation, covenant or agreement contained in this Agreement (other than a valid defense of payment);

          (m) the invalidity or unenforceability of the Notes or this Agreement;

          (n) the invalidity or unenforceability of the obligations of any Parent Guarantor under this Agreement, the absence of any action to enforce such obligations of any Parent Guarantor, any waiver or consent by any Parent Guarantor with respect to any of the provisions hereof or any other circumstances which might otherwise constitute a discharge or defense by any Parent Guarantor, including, without limitation, any failure or delay in the enforcement of the obligations of any Parent Guarantor with respect to this Agreement or of notice thereof; or any suit or other action brought by any shareholder or creditor of, or by, any Parent Guarantor or any other Person, for any reason, including, without limitation, any suit or action in any way attacking or involving any issue, matter or thing in respect of this Agreement, the Notes or any other agreement;

          (o) the default or failure of the Company fully to perform any of its covenants or obligations set forth in this Agreement;

          (p) the impossibility or illegality of performance on the part of the Company or any other Person of its obligations under the Notes, this Agreement or any other instruments;

          (q) in respect of the Company or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any federal or state regulatory body or agency, change of law or any other causes affecting performance, or other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified;

          (r) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Agreement so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided;

          (s) the  failure of any Parent  Guarantor  to receive  any  benefit or
     consideration  from  or  as  a  result  of  its  execution,   delivery  and
     performance of this Agreement;

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


          (t) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Parent Guarantor in respect of the obligations of such Parent Guarantor under this Agreement;

          (u) any default, failure or delay, willful or otherwise, in the performance by the Company or any other Person of any obligations of any kind or character whatsoever of the Company or any other Person (including, without limitation, the obligations and undertakings of the Company or any other Person under the Notes or this Agreement); or

          (v) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, this Agreement or any instrument relating thereto;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this paragraph that the obligations of the Parent Guarantors hereunder shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment to the holders thereof of the principal of, Make-Whole Amount (if any) and interest on the Notes, and of all other sums due and owing to the holders of the Notes pursuant to this Agreement, and then only to the extent of such payments. Without limiting any of the other terms or provisions hereof, it is understood and agreed that in order to hold any Parent Guarantor liable hereunder, there shall be no obligation on the part of any holder of any Note to resort, in any manner or form, for payment, to the Company or to any other Person or to the properties or estates of any of the foregoing. All rights of the holder of any Note pursuant thereto or to this Agreement may be transferred or assigned at any time or from time to time and shall be considered to be transferred or assigned upon the transfer of such Note, whether with or without the consent of or notice to any Parent Guarantor or the Company. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under the terms of the Notes or this Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or this Agreement shall remain in full force and effect and shall apply to each and every subsequent default.

     Section 21.3. Subrogation. To the extent of any payments made under this Agreement, the Parent Guarantors shall be subrogated to the rights of the holder of the Notes receiving such payments, but each of the Parent Guarantors covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any holders of the Notes for which full payment has not been made or provided for and, to that end, each Parent Guarantor agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by such Parent Guarantor in accordance with the provisions of this Agreement, including, without limitation, any right of reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


of any holder of the Notes against the Company or any Parent Guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any Parent Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Notes owned by Persons other than the Parent Guarantors or any of their Affiliates and all other sums due or payable under this Agreement have been fully and indefeasibly paid and discharged or payment therefor has been provided. If any amount shall be paid to any Parent Guarantor in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of the Notes and all other amounts payable under this Agreement, such amounts shall be held in trust for the benefit of the holders of the Notes and shall forthwith be paid to the holders of the Notes to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under this Agreement, whether matured or unmatured.

     Section 21.4. Preference. Each Parent Guarantor agrees that to the extent the Company or any other Person makes any payment on the Notes, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, liquidator, receiver or any other Person under any bankruptcy code, common law or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to such Parent Guarantor's obligations hereunder, as if said payment had not been made. The liability of each Parent Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to any holder of the Notes from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.

     Section 21.5. Marshalling. None of the holders of the Notes shall be under any obligation (a) to marshall any assets in favor of any Parent Guarantor or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligation of any Parent Guarantor hereunder or (b) to pursue any other remedy that any Parent Guarantor may or may not be able to pursue itself and that may lessen any Parent Guarantor's burden or any right to which each Parent Guarantor hereby expressly waives.

SECTION 22. MISCELLANEOUS.

     Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     Section 22.6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAWS OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

     Section 22.7. SUBMISSION OF JURISDICTION. The Company and the Parent Guarantors hereby irrevocably submit to the jurisdiction of the courts of the State of New York and of the courts of the United States of America having jurisdiction in the State of New York for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Agreement. Each of the Company and the Parent Guarantors hereby designates and appoints, without power or revocation, the Secretary of State of the State of New York to serve as its agent for service of process in any action, suit or proceedings that may be brought against the Company or such Parent Guarantor in any of the courts referred to in this Section 22.7, and agrees that such service of process, or the acceptance or acknowledgement thereof by said agent, shall be valid, effective and binding in every respect. If any holder of a Note shall cause process to be served upon the Company or any Parent Guarantor by being served upon such agent, a copy of such process shall also be mailed to the
Company or such Parent Guarantor by registered mail, first class postage prepaid, at the Company's or such Parent Guarantor's address set forth in
Section 18. Nothing contained in this Section 22.7 shall limit the right of any holder of a Note to take proceedings against the Company or any Parent Guarantor in any other court of competent jurisdiction nor, by virtue of anything contained herein, shall the taking of proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


     If each of you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between each of you, the Company and the Parent Guarantors.

                                        Very truly yours,

                                        CP LIMITED PARTNERSHIP

                                          By: Chateau Communities, Inc.,
                                                its General Partner


                                             By: /s/ Tamara D. Fischer
                                                ------------------------------
                                                Name: Tamara D. Fischer
                                                Title: Executive Vice President
                                                       and CFO


                                          By: ROC COMMUNITIES, INC., its
                                                other General Partner

                                             By: /s/ Tamara D. Fischer
                                                ------------------------------
                                                Name: Tamara D. Fischer
                                                Title: Executive Vice President
                                                       and CFO


                                          ROC COMMUNITIES, INC.


                                          By: /s/ Tamara D. Fischer
                                             ---------------------------------
                                             Name: Tamara D. Fischer
                                             Title: Executive Vice President
                                                    and CFO


                                          CHATEAU COMMUNITIES, INC.


                                          By: /s/ Tamara D. Fischer
                                             ---------------------------------
                                             Name: Tamara D. Fischer
                                             Title: Executive Vice President
                                                    and CFO

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


The foregoing is hereby
agreed to as of the date
first written above.

PACIFIC LIFE INSURANCE COMPANY


By: /s/ T. Anthony Premer
   -----------------------------
   Name: T. Anthony Premer
   Title: Vice President


By: /s/ C.S. Dillon
   -----------------------------
   Name: C.S. Dillon
   Title: Assistant Secretary

CP Limited Partnership                                      Amended and Restated
                                                         Note Purchase Agreement


The foregoing is hereby
agreed to as of the date
first written above.

PACIFIC LIFE AND ANNUITY COMPANY


By: /s/ Richard S. Eastlyn
   -----------------------------
   Name: Richard S. Eastlyn
   Title: Vice President


By: /s/ C.S. Dillon
   -----------------------------
   Name: C.S. Dillon
   Title: Assistant Secretary

                                   SCHEDULE A

                     INFORMATION RELATING TO THE PURCHASERS

                                                             PRINCIPAL AMOUNT OF
                                       PRINCIPAL AMOUNT OF         SERIES B
                                            SERIES A             NOTES TO BE
NAME AND ADDRESS OF PURCHASER         NOTES TO BE ACQUIRED        PURCHASED

PACIFIC LIFE INSURANCE COMPANY            $20,000,000           $30,000,000
700 Newport Center Drive                                        (Two Notes:
Newport Beach, California 92660-6397                             $10,000,000
Attention:  Securities Department                              and $20,000,000)
Facsimile:  (949) 219-5406

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as either
(i) "CP Limited Partnership, 7.52% Senior Notes due November 4, 2003, PPN 12615R A* 3 $___________, principal and/or $_________ interest" or (ii) "CP Limited Partnership, 8.30% Senior Notes due October 1, 2021, PPN 12615R A@ 1 $__________, principal and/or $__________ interest") to:

         Federal Reserve Bank of Boston
         ABA #0110-0123-4/BOS SAFE DEP
         DDA 125261
         Attn:  MBS Income CC:  1253
         A/C Name:  Pacific Life General Account/PLCF 1810132
         Regarding:  Security Description and PPN

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

         Mellon Trust
         Attn:  Pacific Life Accounting Team
         One Mellon Bank Center
         Room 0930
         Pittsburgh, Pennsylvania  15258-0001
         Fax:  (412) 236-7529

         and

         Pacific Life Insurance Company
         Attention: Securities Administration - Cash Team
         700 Newport Center Drive
         Newport Beach, California 92660-6397
         Fax:  (949) 640-4013

Name of Nominee in which Notes are to be issued:  MAC & CO

General Taxpayer I.D. Number:  95-1079000

                                                             PRINCIPAL AMOUNT OF
                                       PRINCIPAL AMOUNT OF         SERIES B
                                            SERIES A             NOTES TO BE
NAME AND ADDRESS OF PURCHASER         NOTES TO BE ACQUIRED        PURCHASED

PACIFIC LIFE AND ANNUITY COMPANY              $0                 $20,000,000
700 Newport Center Drive
Newport Beach, California 92660-6397
Attention:  Securities Department
Facsimile:  (949) 219-5406

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as either
(i) "CP Limited Partnership, 7.52% Senior Notes due November 4, 2003, PPN 12615R A* 3 $___________, principal and/or $_________ interest" or (ii) "CP Limited Partnership, 8.30% Senior Notes due October 1, 2021, PPN 12615R A@ 1 $__________, principal and/or $__________ interest") to:

         Federal Reserve Bank of Boston
         ABA #0110-0123-4/BOS SAFE DEP
         DDA 125261
         Attn:  MBS Income CC:  1253
         A/C Name:  Pacific Life and Annuity Company/PLCF1811612
         Regarding:  Security Description and PPN

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

         Mellon Trust
         Attn:  Pacific Life Accounting Team
         One Mellon Bank Center
         Room 0930
         Pittsburgh, Pennsylvania  15258-0001
         Fax:  (412) 236-7529

         and

         Pacific Life Insurance Company
         Attention: Securities Administration - Cash Team
         700 Newport Center Drive

         Newport Beach, California 92660-6397
         Fax:  (949) 640-4013

Name of Nominee in which Notes are to be issued:  MAC & CO

General Taxpayer I.D. Number:  95-3769814

                                   SCHEDULE B

                                  DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which Chateau or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors
(other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding partnership interests of a partnership; provided that "Acquisition" shall not include any transaction described in Section 10.3.

     "Additional Interest" is defined in Section 1.2(c).

     "Adjusted Tangible Net Worth" means, with respect to any Person, the sum of all equity accounts plus accumulated depreciation of real estate owned, less all Intangible Assets, determined in accordance with GAAP.

     "Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of Chateau.

     "Assets" means, with respect to any Person and any date of determination, without duplication:

          (i) aggregate EBITDA for the immediately preceding four fiscal quarters from Projects owned by such Person at the end of the previous fiscal quarter, divided by the greater of (a) nine percent (9%) or (b) the Dividend Yield, if any, plus

          (ii) with respect to Properties (other than Projects and Intangible Assets) owned by such Person, the lesser of (A) the cost to such Person of such Property and (B) the fair market value of such Property, determined in accordance with GAAP, plus

          (iii) with respect to each Project acquired by such Person since the end of the previous fiscal quarter, the lesser of (a) the estimated annual EBITDA for the Project, based on leases in existence at the date of such acquisition, divided by nine percent (9%), (b) the estimated annual EBITDA for the Project, based on leases in existence at the date of such acquisition, divided by the Dividend Yield, if any, or (c) the book value of such Project immediately after such acquisition determined in accordance with GAAP, less

          (iv) with respect to each Property owned by such Person which is sold, destroyed, condemned or materially impaired since the end of the previous fiscal quarter, the amount with respect to such Property determined in accordance with (i) or (ii) above, as the case may be;

provided, however, that with respect to Community Sales, Inc. and any date of determination, "Assets" shall mean aggregate EBITDA for the immediately preceding four fiscal quarters attributable to Community Sales, Inc. and to "other fee income", divided by fifteen percent (15%).

     "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City or Colorado are required or authorized to be closed.

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

     "Capitalized Lease" of a Person means any lease of Property imposing obligations on such Person, as lessee thereunder, which are required in accordance with GAAP to be capitalized on a balance sheet of such Person.

     "Cash Equivalents" means, as of any date:

          (i) securities issued or directly and fully (both as to principal and interest) guaranteed by the United States Government or any agency or instrumentality thereof, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, having maturities of not more than one year from such date;

          (ii) mutual funds organized under the United States Investment Company Act rated AAm or AAm-G by S&P, P-1 by Moody's and A by Fitch;

          (iii) certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a short-term unsecured debt rating of not less than A-1 by S&P, not less than P-1 by Moody's and F-1 by Fitch (or, in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend), provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase;

          (iv) certificates of deposit or other interest-bearing obligations of a bank or trust company which has a capital and undivided surplus of not less than $100,000,000 and is a member in good standing of the Federal Reserve System having a short-term unsecured debt rating of not less than A-1+ by S&P and not less than P-1 by Moody's and which has a long-term unsecured debt rating of not less than Al by Moody's (or, in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend), provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to three months from the date of their purchase;

          (v) bonds or other obligations having a short-term unsecured debt rating of not less than A-1+ by S&P and P-1+ by Moody's and having a long-term debt rating of not less than A1 by Moody's issued by or by authority of any state of the United States, any territory or possession of the United States, including the Commonwealth of Puerto Rico and agencies thereof, or any political subdivision of any of the foregoing, which bonds or other obligations are backed by the full faith and credit of such issuer;

          (vi) repurchase agreements covering the types of obligations referred to in clause (i) above in commercially reasonable form with a bank (which bank satisfies the requirements for certificates of deposit set forth in clause (iv) above), so long as title to the underlying obligations shall pass to the purchaser of said repurchase agreement and that such underlying obligations shall be segregated in a custodial or trust account of or for the benefit of such purchaser maturing on or prior to a date one month from the date the repurchase agreement is entered into;

          (vii) short-term promissory notes rated not less than A-1+ by S&P, and not less than P-1 by Moody's maturing or to be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase; and

          (viii) commercial paper (having original maturities of not more than 365 days and maturing on or before a date which is 270 days from the date of its purchase) rated at least A-1+ by S&P and P-1 by Moody's and issued by a foreign or domestic issuer who, at the time of the investment, has outstanding long-term unsecured debt obligations rated at least A1 by Moody's.

     "Chateau" means Chateau Communities, Inc., a Maryland corporation.

     "Closing" is defined in Section 3.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Company" means CP Limited Partnership, a Maryland limited partnership.

     "Confidential Information" is defined in Section 20.

     "Consolidated Assets" means the aggregate Assets of Chateau and its Restricted Subsidiaries, without duplication, on a consolidated basis determined in accordance with GAAP, provided that the aggregate amount under the proviso at the end of the definition of "Assets" for Chateau and its Restricted Subsidiaries, taken as a whole, shall not exceed five percent (5%) of Consolidated Assets.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Chateau or any of its Subsidiaries, are treated as a single employer under Section 414(b) or (c) of the Code.

     "Debt" of any Person at any date means, without duplication, all balance sheet liabilities of such Person (including all guarantees by such Person of Debt of another Person), excluding, to the extent otherwise included, Trade Payables of Chateau and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP in an aggregate amount of not more than $20,000,000.

     "Debt Service" means, for any Person and any period, (a) interest expense for such period (assuming that any scheduled principal payments due on maturity of any Debt are made on the last day of such period and that interest shall continue to accrue thereon at the same rate) plus (b) the aggregate amount of all dividend payments on preferred stock issued by such Person required to be made during such period plus (c) the aggregate amount of scheduled principal payments of Debt (excluding optional prepayments and scheduled principal payments due on maturity of any Debt) required to be made during such period by such Person plus (d) a replacement reserve for such period calculated at the rate of $50.00 per annum per homesite for all homesites owned by such Person as of the date of determination. Computations of interest expense for Debt having a variable interest rate shall be calculated at the rate in effect on the date of determination.

     "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Default Rate" with respect to a series of Notes, means that rate of interest that is the greater of (i) 5% per annum above the rate of interest stated in clause (a) of the first paragraph of such series of Notes or (ii) 5% over the rate of interest publicly announced from time to time by The Wall Street Journal as the "Prime Rate" or, if The Wall Street Journal is no longer published, by Morgan Guaranty Trust Company of New York, in New York, New York, as its "base" or "prime" rate.

     "Dividend Yield" means, for any Person, the ratio of (i) the product of (a) four (4) and (b) dividends declared in respect of such Person's common stock during the most recently completed fiscal quarter to (ii) the average of the daily closing prices of such Person's common stock over the most recently completed fiscal quarter.

     "EBITDA" means, for any Person or Property and any period, net income plus interest expense, income taxes, depreciation and amortization, to the extent deducted by such Person in determining net income, determined in accordance with GAAP (but excluding any portion of the net earnings of any Restricted Subsidiary of such Person which for any reason is unavailable for payment of dividends or distributions to such Person or any other Restricted Subsidiary of such Person). The EBITDA for any Person or Property for the four most recently ended fiscal quarters on or prior to any date of determination shall be equal to the product of (i) two (2) and
(ii) actual EBITDA of such Person or Property for the two most recently ended fiscal quarters on or prior to such date; provided, that in calculating EBITDA for any such quarters, (I) EBITDA of such Person or Property attributable to any Projects first acquired or opened by Chateau and its Restricted Subsidiaries during such quarters shall be increased for purposes of this definition to reflect the full amount of EBITDA that would have been generated by such Project if it had been owned or opened for the full two quarters and (II) EBITDA attributable to any Projects sold, destroyed, condemned or materially impaired during such quarters shall be deemed to be zero for such quarters; provided, further, that in determining EBITDA of Chateau for any four-fiscal-quarter period of Chateau, unreimbursed costs incurred by Chateau in connection with any transaction described in Section 10.3 shall not be deducted from EBITDA.

     "EBITDA from Unencumbered Assets" means, for any Person and any period, EBITDA of such Person less EBITDA from each Property of such Person that has a positive EBITDA and that is encumbered by a Lien.

     "Environmental Laws" means any and all foreign, Federal, state, local, and municipal statutes, laws, regulations, ordinances, rules, orders, decrees, requirements of any Governmental Authority or other requirements of law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, or the release or threat of release of Materials of Environmental Concern, as now or may at any time hereafter be in effect, in each case to the extent the foregoing are applicable to Chateau or any Subsidiary or any of their respective assets or Projects.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with Chateau under Section 414 of the Code.

     "Event of Default" is defined in Section 11.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fitch" means Fitch Investor Services, Inc. and its successors.

     "Funds From Operations" means, for any Person and any period, net income for such period, excluding gains (losses) from debt restructuring and sales of Property, plus depreciation and amortization, after adjustments for unconsolidated joint ventures and partnerships. For purposes of this Agreement, Funds From Operations shall be calculated without giving effect to the interpretive positions set forth in the Whitepaper issued by the National Association of Real Estate Investment Trusts in March, 1995.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "Governmental Authority" means (a) the government of (i) the United States of America or any State or other political subdivision thereof or (ii) any jurisdiction in which Chateau or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any Properties of Chateau or any Subsidiary, or (b) any entity exercising executive, legislative, judicial,
regulatory  or   administrative   functions  of,  or  pertaining  to,  any  such
government.

     "holder"  means,  with  respect to any Note,  the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

     "Income Available for Debt Service" means, for any Person and any period, EBITDA for such period adjusted, as appropriate, for

          (i) gains or losses from sale of assets or debt restructuring;

          (ii) the effect of any non-cash charge resulting from a change in GAAP;

          (iii) the effect of equity in net income or loss from joint ventures not providing commensurate impact on cash; and

          (iv) any other extraordinary gain or loss.

     "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 66-2/3% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "Intangible Assets" means, with respect to any Person, all rights or nonphysical resources of such Person as defined under, and determined in accordance with, GAAP.

     "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

     "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "Make-Whole Amount" is defined in Section 8.6.

     "Material" means material in relation to the business, operations, affairs, financial condition, assets, or Properties of Chateau and its Restricted Subsidiaries taken as a whole.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or Properties of Chateau and its Restricted Subsidiaries (including, without limitation, ROC Communities and the Company) taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of either Parent Guarantor to perform its obligations under the Parent Guaranty,
(d) the ability of any Subsidiary Guarantor to perform its obligations under any Subsidiary Guaranty or (e) the validity or enforceability of this Agreement (including, without limitation, the Parent Guaranty), any Subsidiary Guaranty or the Notes.

     "Material Default" means an event or condition the occurrence or existence of which would with the lapse of time or the giving of notice or both, become a Material Event of Default.

     "Material  Event of Default" means an Event of Default  described in clause
(a), (b), (g) or (h) of Section 11.

     "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and ureaformaldehyde insulation.

     "Merger Transaction" is defined in Section 10.3.

     "Moody's" means Moody's Investors Service, Inc. and its successors.

     "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which Chateau or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions and which otherwise is a "Multiemployer Plan" as defined in
Section 3(37) of ERISA.

     "Notes" is defined in Section 1.2(b).

     "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company or a Parent Guarantor, as the case may be, whose responsibilities extend to the subject matter of such certificate.

     "Original   Notes"  shall  have  the  meaning   assigned   thereto  in  the
introductory paragraph of this Agreement.

     "Original Subsidiary Guaranties" means the Subsidiary Guaranties executed by the Original Subsidiary Guarantors in favor of the holders of the Notes each in the form attached hereto as Exhibit 2.

     "Original Subsidiary Guarantors" means each of Emerald Lake Properties, Ltd., a Florida limited partnership, Euromerican Investment Group, Ltd., a Florida limited partnership, Palm Beach Colony, Ltd., a Florida limited partnership, Sun Coast Investment Group, Ltd., a Florida limited partnership, The Lakes at Leesburg, Ltd., a Florida limited partnership, Winter Haven Oaks, Ltd., a Florida limited partnership, Fairways, a Florida general partnership, and Lakeland Junction Mobile Home Park, a Florida general partnership.

     "Parent  Guaranty"  shall  have the  meaning  assigned  thereto  in Section
1.2(c).

     "Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of CP Limited Partnership dated as of January 22, 1997, as amended, supplemented, modified or restated from time to time.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Permitted Ground Leases" means (i) three ground leases covering 209 acres of land at the Colony Cove project in Ellenton, Florida and (ii) the ground lease covering 40.3 acres of land at the Colony Project in Rancho Mirage, California.

     "Permitted Liens" means:

          (i) Liens for taxes, assessments or governmental charges or levies on Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or the payment of which is not at the time required by Section 9.4;

          (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens, in each case arising in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by Section 9.4;

          (iii) Liens resulting from a judgment or award contested in good faith by the Company or a Parent Guarantor by appropriate proceedings and for which adequate reserves shall have been set aside;

          (iv) Liens securing security deposits in accordance with established practices of the Company and the Parent Guarantors;

          (v) Liens granted in the ordinary course of business which do not secure Debt;

          (vi) Liens (other than any Lien imposed by ERISA) arising in the ordinary course of business out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits or similar legislation;

          (vii) Easements, restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in the aggregate in any material adverse way affect the marketability of the same or interfere with the use thereof in the business of Chateau or its Restricted Subsidiaries;

          (viii) Liens existing at Closing which secure Debt of Chateau and its Restricted Subsidiaries as described in Schedule 5.1.15 hereto, and any refinancing, renewal or extension of such Debt, provided that (i) the principal amount of any such Debt secured by any such Lien immediately prior to such refinancing, renewal or extension is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such refinancing, renewal or extension, no Default or Event of Default would exist;

          (ix) Liens  other than Liens  described  in  subsections  (i)  through
     (viii) above arising in connection with any Debt permitted hereunder to the extent such Debt will not result in a Default in any of the covenants herein;

          (x) Liens securing obligations owed by a Restricted Subsidiary of Chateau to Chateau or to another Restricted Subsidiary;

          (xi) Liens securing, in connection with the acquisition of any Property, (a) existing mortgage Debt assumed by Chateau or its Restricted Subsidiaries or (b) seller financing accepted by Chateau or its Restricted Subsidiaries, which mortgage Debt or seller financing must (i) at the time of determination, be at rates at or below those available generally in the financial markets for properties of a similar character and (ii) not result in a Default in any of the covenants set forth in Section 10.5 hereof;

          (xii) Leases of space in Projects to tenants in the ordinary course of business; and

          (xiii) Permitted Ground Leases.

     "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which Chateau or any member of the Controlled Group may have any liability.

     "Project" means any real estate asset owned by Chateau or any of its Restricted Subsidiaries and operated as a manufactured home community.

     "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "Reportable Event" means a reportable event as defined in Section 4043(c) (but not (c)(9) or (11)) of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided however, that a failure to meet the minimum funding standard of Section 412 of the Code and of
Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

     "Responsible Officer" means any Senior Financial Officer and any other officer of the Company or Chateau with responsibility for the administration of the relevant portion of this Agreement.

     "Restricted Subsidiary" means at any time any Subsidiary (a) which is organized under the laws of the United States or any State thereof; (b) which conducts substantially all of its business and has substantially all of its assets within the United States; (c) of which at least a majority (by number of votes) of the Voting Equity Capital is beneficially owned, directly or indirectly, by Chateau or one or more Restricted Subsidiaries; and (d) which is designated on the date of the Closing as a Restricted Subsidiary in Schedule 5.4 or which is subsequently designated a Restricted Subsidiary pursuant to Section
9.8. The Company and ROC Communities shall at all times be Restricted Subsidiaries.

     "S&P" means Standard & Poor's Ratings Group and its successors.

     "Secured Debt" of a Person means any Debt of such Person secured by Property of such Person.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Senior Financial Officer" means the chief financial officer, chief accounting officer, treasurer or comptroller of the Company or Chateau, as appropriate.

     "Series A Notes" is defined in Section 1.2(a).

     "Series B Notes" is defined in Section 1.2(b).

     "Significant Subsidiary" has the meaning therefor set forth in Regulation S-X of the Securities and Exchange Commission.

     "Single Employer Plan" means a Plan maintained by Chateau or any member of the Controlled Group for employees of Chateau or any member of the Controlled Group.

     "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so directly or indirectly owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of Chateau.

     "Subsidiary Guarantors" means the Original Subsidiary Guarantors and any other Subsidiary of Chateau that enters into a Subsidiary Guaranty in accordance with Section 9.9.

     "Subsidiary Guaranty" means any Guaranty made by any Subsidiary of Chateau (including, without limitation, the Original Subsidiary Guaranties) with respect to the payment of the Notes and all other sums due and owing by the Company under this Agreement, which Guaranty shall be in form and substance reasonably satisfactory to the holders of at least 66-2/3% in principal amount of the Notes then outstanding.

     "Trade Payables" of any Person at any date means all current liabilities of such Person (determined in accordance with GAAP) and shall include, without limitation: (i) all obligations for items that have entered into the operating cycle, such as payables incurred in the acquisition of materials and supplies to be used in the production of goods or in providing services to be offered for sale; (ii) collections received in advance of the delivery of goods or performances of services and (iii) debts that arise from operations directly related to the operating cycle, such as accruals for wages, salaries, commissions, rentals, royalties and income and other taxes.

     "Unencumbered Asset" of any Person means any Asset of such Person not encumbered by a Lien.

     "Unfunded Liabilities" means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.

     "Unrestricted Subsidiary" means any Subsidiary which is not a Restricted Subsidiary or which is designated as an Unrestricted Subsidiary on Schedule 5.4 or pursuant to Section 9.8.

     "Unsecured Debt" of a Person means all Debt of such Person other than Secured Debt of such Person.

     "Voting Equity Capital" means Securities, membership or partnership interests of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     "Wholly Owned Restricted Subsidiary" of a Person means (i) any Restricted Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly Owned Restricted Subsidiaries of such

Person, or by such Person and one or more Wholly Owned Restricted Subsidiaries of such Person, or (ii) any partnership, association, joint venture or similar business organization 100% of the partnership interests having ordinary voting power of which shall at the time be so owned or controlled.

                                   EXHIBIT 1-A


                              FORM OF SERIES A NOTE

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (a) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (b) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (c) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT, IN THE CASE OF CLAUSES (b) OR (c) ABOVE, TO COMPLIANCE BY THE HOLDER AND THE TRANSFEREE WITH THE PROVISIONS OF THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT DATED AS OF OCTOBER 12, 2001 AMONG CP LIMITED PARTNERSHIP, ROC COMMUNITIES, INC., CHATEAU COMMUNITIES, INC., PACIFIC LIFE INSURANCE COMPANY AND PACIFIC LIFE AND ANNUITY COMPANY, APPLICABLE TO SUCH TRANSFER.


                             CP LIMITED PARTNERSHIP


                7.52% SENIOR NOTE, SERIES A, DUE NOVEMBER 4, 2003

No._____________                                                          [Date]
$_______________                                                 PPN: 12615R A*3

     FOR VALUE RECEIVED, the undersigned, CP LIMITED PARTNERSHIP (herein called the "Company"), a limited partnership organized and existing under the laws of the State of Maryland, hereby promises to pay to ___________________, or registered assigns, the principal sum of __________________ DOLLARS on November 4, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.52% per annum from the date hereof plus Additional Interest, payable semiannually in arrears, on the fourth day of November and May in each year, commencing with the November or May next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) following an Event of Default to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, from the date such overdue payment was due payable semiannually in arrears as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 12.52% plus Additional Interest or (ii) 5% over the rate of interest publicly announced from time to time by The Wall

Street Journal as the "Prime Rate" or, if The Wall Street Journal is no longer published, by Morgan Guaranty Trust Company of New York in New York, New York as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount and other amounts with respect to this Note are to be made in lawful money of the United States of America at 6160 South Syracuse Way, Greenwood Village, Colorado or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes, Series A (herein called the "Series A Notes"), issued pursuant to the Amended and Restated Note Purchase Agreement, dated as of October 12, 2001 (as from time to time amended, restated, supplemented, or otherwise modified the "Note Purchase Agreement"), among the Company, ROC Communities, Inc., a Maryland corporation, and Chateau Communities, Inc., a Maryland corporation (the "Parent Guarantors") and Pacific Life Insurance Company and Pacific Life and Annuity Company and is entitled to the benefits thereof. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement, (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement and (iii) to otherwise be bound by the provisions of the Note Purchase Agreement.

     This  Note is a  registered  Series A Note  and,  as  provided  in the Note
Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series A Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     Pursuant to the Note Purchase Agreements, the Parent Guarantors have, jointly and severally, absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and performance by the Company of all of its obligations contained in the Note Purchase Agreement, all on the terms set forth in Section 21 of the Note Purchase Agreement. Reference is hereby made to the Note Purchase Agreement for a statement of the rights and benefits afforded thereby.

     The payment by the Company of all amounts due with respect to this Note has been unconditionally guaranteed by the Subsidiary Guarantors (as defined in the Note Purchase Agreement) pursuant to the Subsidiary Guaranties.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.


                                     1-A-2

     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with the internal laws of the State of New York excluding choice-of-law principles of the laws of such State that would require the application of the laws of a jurisdiction other than such State.

                                        CP LIMITED PARTNERSHIP

                                          By: Chateau Communities, Inc.,
                                                its General Partner


                                             By:
                                                ------------------------------
                                                Name:
                                                Title:


                                          By: ROC COMMUNITIES, INC., its
                                                other General Partner

                                             By:
                                                ------------------------------
                                                Name:
                                                Title:



                                     1-A-3

                                   EXHIBIT 1-B


                              FORM OF SERIES B NOTE

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (a) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (b) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (c) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT, IN THE CASE OF CLAUSES (b) OR (c) ABOVE, TO COMPLIANCE BY THE HOLDER AND THE TRANSFEREE WITH THE PROVISIONS OF THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT DATED AS OF OCTOBER 12, 2001 AMONG CP LIMITED PARTNERSHIP, ROC COMMUNITIES, INC., CHATEAU COMMUNITIES, INC., PACIFIC LIFE INSURANCE COMPANY AND PACIFIC LIFE AND ANNUITY COMPANY, APPLICABLE TO SUCH TRANSFER.


                             CP LIMITED PARTNERSHIP


                8.30% SENIOR NOTE, SERIES B, DUE OCTOBER 1, 2021

No._____________                                                          [Date]
$_______________                                                PPN : 12615R A@1

     FOR VALUE RECEIVED, the undersigned, CP LIMITED PARTNERSHIP (herein called the "Company"), a limited partnership organized and existing under the laws of the State of Maryland, hereby promises to pay to ___________________, or registered assigns, the principal sum of __________________ DOLLARS on October 1, 2021, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.30% per annum from the date hereof plus Additional Interest, payable semiannually in arrears, on the first day of April and October in each year, commencing with the April or October next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) following an Event of Default to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, from the date such overdue payment was due payable semiannually in arrears as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 13.30% plus Additional Interest or (ii) 5% over the rate of interest publicly announced from time to time by The Wall

Street Journal as the "Prime Rate" or, if The Wall Street Journal is no longer published, by Morgan Guaranty Trust Company of New York in New York, New York as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount and other amounts with respect to this Note are to be made in lawful money of the United States of America at 6160 South Syracuse Way, Greenwood Village, Colorado or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes, Series B (herein called the "Series B Notes"), issued pursuant to the Amended and Restated Note Purchase Agreement, dated as of October 12, 2001 (as from time to time amended, restated, supplemented, or otherwise modified the "Note Purchase Agreement"), among the Company, ROC Communities, Inc., a Maryland corporation, and Chateau Communities, Inc., a Maryland corporation (the "Parent Guarantors") and Pacific Life Insurance Company and Pacific Life and Annuity Company and is entitled to the benefits thereof. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement, (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement and (iii) to otherwise be bound by the provisions of the Note Purchase Agreement.

     This  Note is a  registered  Series B Note  and,  as  provided  in the Note
Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series B Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     Pursuant to the Note Purchase Agreements, the Parent Guarantors have, jointly and severally, absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and performance by the Company of all of its obligations contained in the Note Purchase Agreement, all on the terms set forth in Section 21 of the Note Purchase Agreement. Reference is hereby made to the Note Purchase Agreement for a statement of the rights and benefits afforded thereby.

     The payment by the Company of all amounts due with respect to this Note has been unconditionally guaranteed by the Subsidiary Guarantors (as defined in the Note Purchase Agreement) pursuant to the Subsidiary Guaranties.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.


                                     1-B-2

     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with the internal laws of the State of New York excluding choice-of-law principles of the laws of such State that would require the application of the laws of a jurisdiction other than such State.


                                        CP LIMITED PARTNERSHIP

                                          By: Chateau Communities, Inc.,
                                                its General Partner


                                             By:
                                                ------------------------------
                                                Name:
                                                Title:


                                          By: ROC COMMUNITIES, INC., its
                                                other General Partner

                                             By:
                                                ------------------------------
                                                Name:
                                                Title:


                                     1-B-3

                                   Exhibit 2

                               SUBSIDIARY GUARANTY

     This Guaranty is made as of ___________________ by _______________________, a ___________________ ("Guarantor"), to and for the benefit of the holders from time to time of the Notes (as defined below) under the Note Purchase Agreement (as defined below) and their respective successors and assigns (collectively, the "Noteholders").


                                   RECITALS:

     A. Pursuant to that certain Amended and Restated Note Purchase Agreement dated October 12, 2001 (as amended, modified or restated from time to time, the "Note Purchase Agreement") among CP Limited Partnership (the "Company"), Chateau Communities, Inc. ("Chateau"), ROC Communities, Inc. ("ROC Communities"),
Pacific Life Insurance Company ("Pacific Life") and Pacific Life and Annuity Company ("Pacific Annuity", together with Pacific Life, the "Purchasers"), the Company has issued to the Purchasers $20,000,000 aggregate principal amount of its 7.52% Senior Notes, Series A, due November 4, 2003 (the "Series A Notes") and $50,000,000 aggregate principal amount of its 8.30% Senior Notes, Series B, due October 1, 2021 (the "Series B Notes"; and, collectively with the Series A Notes, the "Notes"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Note Purchase Agreement.

     B. Company holds 99% of the partnership interests in Guarantor as the general partner. Chateau holds 1% of the partnership interests in Guarantor as the other general partner directly.

     C. The Purchasers have required as a condition to the delivery of the Notes and execution of the Note Purchase Agreement that the Guarantor execute this Guaranty and guarantee payment of the Notes as herein provided and the Guarantor, by reason of its relationship to the Company and in order to induce the Purchasers to enter into the Note Purchase Agreement and the transactions contemplated thereby, and believing that adequate consideration does exist, is willing so to do.


                                   AGREEMENTS

     NOW, THEREFORE, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agrees as follows:

     1. Guarantor absolutely, unconditionally, and irrevocably guarantees to each of the Noteholders, as a guarantor and not as a surety:

          (a) the full and prompt payment of the principal of, premium, if any, and interest on the Notes when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Notes and the Note Purchase Agreement; and

          (b) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Company, Chateau and ROC Communities (collectively, the "Constituent Companies") under the Notes and the Note Purchase Agreement.

All amounts due, debts, liabilities, and payment obligations described in subparagraph (a) of this Paragraph 1 are referred to herein as the "Guaranteed Indebtedness." All obligations described in subparagraph (b) of this Paragraph 1 are referred to herein as the "Obligations."

     2. In the event of any Default by Company in making payment of the Guaranteed Indebtedness, or by the Constituent Companies in performance of the Obligations, as aforesaid, Guarantor agrees, on demand by any Noteholder, to pay all the Guaranteed Indebtedness and to perform all the Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes and the Note Purchase Agreement.

     3. Guarantor does hereby waive (i) notice of acceptance of this Guaranty by the Noteholders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense (other than a defense of payment or performance), right of set-off or other claim which Guarantor may have against any Constituent Company or which Guarantor or any Constituent Company may have against any Noteholder, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (iv) any failure by the Noteholders to inform Guarantor of any facts the Noteholders may now or hereafter know about any Constituent Company or the transactions contemplated by the Note Purchase Agreement, it being understood and agreed that the Noteholders have no duty so to inform and that Guarantor is fully responsible for being and remaining informed by the Constituent Companies of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Guaranteed Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of any Constituent Company or any other action by any court or governmental body with respect thereto, or to cause the Noteholders to proceed against any other security given to a Noteholder in connection with the Guaranteed Indebtedness or the Obligations. Credit may be granted or continued from time to time by the Noteholders to any Constituent Company without notice to or authorization from Guarantor, regardless of the financial or other condition of such Constituent Company at the time of any such grant or continuation. The Noteholders shall have no obligation to disclose or discuss with Guarantor their assessment of the financial condition of any Constituent Company. Guarantor acknowledges that no representations of any kind whatsoever have been made by the Noteholders to Guarantor. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Noteholders except as expressly set forth in a writing duly signed and delivered on behalf of the Noteholders.

     4. Guarantor further agrees that Guarantor's liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor, of the time for payment of interest or principal under a Note or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by the Noteholders under the Note Purchase Agreement, or by the Noteholders' failure or election not to pursue any other remedies they may have against any Constituent Company, or by any change or modification in a Note or the Note Purchase Agreement, or by the acceptance by the Noteholders of any security or any increase, substitution or change therein, or by the release by the Noteholders of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Guaranteed Indebtedness, even though a Noteholder might lawfully have elected to apply such payments to any part or all of the Guaranteed Indebtedness, or by any change in ownership of Guarantor or any Constituent Company or any merger or consolidation of any of them with any person, or by any other occurrence whatsoever, it being the intent hereof that Guarantor shall remain liable as principal for payment of the Guaranteed Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Note Purchase Agreement and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a guarantor or a surety. Guarantor further understands and agrees that the Noteholders may at any time enter into agreements with any Constituent Company to amend and modify a Note or the Note Purchase Agreement, and may waive or release any provision or provisions of a Note or the Note Purchase Agreement and, with reference to such instruments, may make and enter into any such agreement or agreements as the Noteholders and the Constituent Companies may deem proper and desirable, without in any manner impairing this Guaranty or any of the Noteholders' rights hereunder or any of Guarantor's obligations hereunder.

     5. This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Guarantor agrees that its obligations hereunder shall be joint and several with any and all other guarantees in connection with the Notes and the Note Purchase Agreement from time to time. Guarantor agrees that this Guaranty may be enforced by the Noteholders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note or the Note Purchase Agreement or by or resorting to any other guaranties, and Guarantor hereby waives the right to require the Noteholders to join any Constituent Company in any action brought hereunder or to commence any action against or obtain any judgment against any Constituent Company or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent the Noteholders from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note or the Note Purchase Agreement, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Guarantor's obligations hereunder, it being the purpose and intent of Guarantor that the obligations of such Guarantor hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Company under a Note or the Note Purchase Agreement or by reason of any Constituent Company's bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against any Constituent Company. This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note or the Note Purchase Agreement is rescinded or otherwise required to be returned by the payee under any insolvency, bankruptcy, fraudulent preference or conveyance or any other law or equitable cause, all as though such payment to such Noteholder had not been made, regardless of whether such Noteholder contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

     6. All rights of any Noteholder hereunder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Guarantor under this Guaranty or to any Constituent Company.

     7. Guarantor represents and warrants to each Noteholder that:

          (a) Guarantor is a ________________ duly formed, validly existing and in good standing under the laws of the State of __________ and Guarantor is duly qualified as a foreign general partnership and is in good standing in each jurisdictions in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Chateau is a general partner of Guarantor. Guarantor has the requisite power and authority to own or hold under lease the Properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

          (b) This Guaranty has been duly authorized by all necessary action on the part of Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
     (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance by the Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any Property of Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which Guarantor is bound or by which Guarantor or any of its Properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to Guarantor.

          (d) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required by Guarantor in connection with the execution, delivery or performance by Guarantor of this Guaranty.

          (e) The obligations of Guarantor under this Guaranty rank pari passu in right of payment with all other Debt (actual or contingent) of Guarantor which is not secured or the subject of any statutory trust or preference or which is not expressly subordinated in right of payment to any other Debt.

          (f) After giving effect to the transactions contemplated in connection with this Guaranty, (1) Guarantor and its Subsidiaries will be able to pay their debts and obligations as they mature in the ordinary course of their business as proposed to be conducted following the completion of the subject transactions; (2) Guarantor does not intend to, and will not hinder, delay or defraud its creditors by or through the execution, delivery or performance of its obligations under this Guaranty; and (3) Guarantor and its Subsidiaries do not have unreasonably small capital to carry out their business as proposed to be conducted following the completion of the subject transactions.

     8. The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed, to the extent not prohibited by law, as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Noteholders under the remainder of this Guaranty shall continue, to the extent not prohibited by law, in full force and effect.

     9. Any Indebtedness of the Constituent Companies to Guarantor now or hereafter existing is hereby subordinated to the Guaranteed Indebtedness. Guarantor will not seek, accept, or retain for Guarantor's own account, any payment from any Constituent Company on account of such subordinated debt at any time when a Default exists under the Note Purchase Agreement, and any such payments to Guarantor made while any Default then exists under the Note Purchase Agreement on account of such subordinated debt shall be collected and received by Guarantor in trust for the Noteholders and shall be paid over to the Noteholders on account of the Guaranteed Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

     10. Guarantor hereby subordinates to the Guaranteed Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which Guarantor may have against any Constituent Company arising from a payment made by Guarantor under this Guaranty and agrees that, until the entire Guaranteed Indebtedness is paid in full, not to assert or take advantage of any subrogation rights of Guarantor or the Noteholders or any right of Guarantor or the Noteholders to proceed against (i) any Constituent Company for reimbursement, or
(ii) any other guarantor or any collateral security or guaranty or right of offset held by the Noteholders for the payment of the Guaranteed Indebtedness and performance of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from any Constituent Company or any other guarantor in respect of payments made by Guarantor hereunder. It is expressly understood that the agreements of Guarantor set forth above constitute additional and cumulative benefits given to the Noteholders for their security and as an inducement for their execution and delivery of the Note Purchase Agreement and acquisition of the Notes.

     11. Any amounts received by a Noteholder from any source on account of any indebtedness of any Constituent Company may be applied by such Noteholder toward the payment of such indebtedness, and in such order of application, as a Noteholder may from time to time elect.

     12. Guarantor hereby submits to personal jurisdiction in the State of New York for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. Guarantor hereby consents to the jurisdiction of either the courts of competent jurisdiction of the State of New York in the City of New York, or the United States District Court for the Southern District of New York, in any action, suit, or proceeding which a Noteholder may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of New York and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude a Noteholder from filing any such action, suit, or proceeding in any other appropriate forum.

     13. All notices and other communications provided to any party hereto under this Agreement or the Note Purchase Agreement shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted. Notice may be given as follows:

     To Guarantor:

              Lakeland Junction Mobile Home Park
              6160 South Syracuse Way
              Greenwood Village, CO  80111
              Attention:  Tamara D. Fischer
              Telephone:  (303) 741-3707
              Facsimile:  (303) 741-3715



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

     With a copy to:

              Clifford Chance Rogers & Wells LLP
              200 Park Avenue
              New York, New York 10166-0153
              Attention:  Jay Bernstein, Esq.
              Telephone:  (212) 878-8000
              Facsimile:  (212) 878-8375

     If to any Noteholder, to its address as set forth in the Note Purchase Agreement.

     14. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall inure to the benefit of the Noteholders' successors and assigns.

     15. This Guaranty shall be construed and enforced under the internal laws of the State of New York.

     16. GUARANTOR AND THE NOTEHOLDERS, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY, THE NOTES OR THE NOTE PURCHASE AGREEMENT OR RELATING THERETO AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


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


     IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of New York as of the date first written above.

                                            ______________________________
                                               a ___________________

                                            By:  CHATEAU COMMUNITIES, INC.,
                                                 a Maryland corporation, as
                                                 general partner


                                                 By: __________________________
                                                 Its: _________________________



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